Exhibit 10.8.3

EXECUTION COPY

NEWSTAR COMMERCIAL LOAN TRUST 2006-1

NOTES

$320,000,000 CLASS A-1 NOTES

$22,500,000 CLASS B NOTES

$35,000,000 CLASS C NOTES

$25,000,000 CLASS D NOTES

$13,750,000 CLASS E NOTES

PURCHASE AGREEMENT

May 25, 2006

Wachovia Capital Markets, LLC,

Citigroup Global Markets Inc.,

Harris Nesbitt Corp.,

as the Initial Purchasers (the “Initial Purchasers”)

c/o	Wachovia Capital Markets, LLC, as

representative of the Initial Purchasers

(the “Representative”)

One Wachovia Center, Mail Code: NC0602

301 South College Street

Charlotte, North Carolina 28288-0610

Ladies and Gentlemen:

Section 1. Authorization of Notes.

NewStar Financial, Inc. (the “Company”), as designated manager of NewStar Commercial Loan LLC 2006-1 (the “Trust Depositor”), has duly authorized the sale of the NewStar Commercial Loan Trust 2006-1 Notes, consisting of the Class A-1 Notes (the “Class A-1 Notes”), the Class A-2 Notes (the “Class A-2 Notes”), the Class B Notes (the “Class B Notes”), the Class C Notes (the “Class C Notes”), the Class D Notes (the “Class D Notes”) and the Class E Notes (the “Class E Notes” and together with the Class A-1 Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Offered Notes”) and the Class F Note (the “Class F Note” and together with the Class A-2 Notes and the Offered Notes, the “Notes”) of NewStar Commercial Loan Trust 2006-1, a Delaware statutory trust (the “Trust”). The Trust was formed pursuant to (i) a Trust Agreement, dated as of May 15, 2006 and amended and restated on June 8, 2006 (the “Trust Agreement”) between the Trust Depositor and Wilmington Trust Company, as the owner trustee (the “Owner Trustee”) and (ii) a Certificate of Trust filed with the Secretary of State of the State of Delaware on May 15, 2006. The Class A-1 Notes will be issued in an aggregate principal amount of $320,000,000, the Class A-2 Notes will be issued in an aggregate principal amount of up to $40,000,000, the Class B Notes will be issued in an aggregate principal amount of $22,500,000, the Class C Notes will be issued in an aggregate principal amount of $35,000,000, the Class D Notes will be issued in an aggregate principal amount of $25,000,000, the Class E Notes will be issued in an aggregate principal amount of $13,750,000 and the Class F Note will be issued in an aggregate principal amount of $43,750,000. In addition to the Notes, the Trust is issuing a Trust Certificate (the “Certificate”). The Notes will be secured by the assets of the Trust. The Certificate will represent a fractional undivided ownership interest in the Trust. The Certificate will be issued pursuant to the Trust Agreement. The Notes will be issued pursuant to an Indenture, dated as of June 8, 2006 (the “Indenture”), between the Trust and U.S. Bank National Association, as the Trustee (the “Trustee”). The primary assets of the Trust will be a pool of commercial loans, or interests thereon, originated or purchased by the Company (collectively, the “Commercial Loans”). The Trust Depositor will acquire the Commercial Loans from the Company pursuant to a Commercial Loan Sale Agreement, dated as of June 8, 2006 (the “Loan Sale Agreement”), between the Company and the Trust Depositor. Pursuant to a Sale and Servicing Agreement, dated as of June 8, 2006 (the “Sale and Servicing Agreement”), among the Trust, the Company, the Trust Depositor, Lyon Financial Services, Inc., as the Backup Servicer, the Trustee and Wilmington Trust Company, as the Owner Trustee (the “Owner Trustee”), the Trust Depositor will sell, transfer and convey to the Trust, without recourse, all of its right, title and interest in the Commercial Loans. Pursuant to the Indenture, as security for the indebtedness represented by the Notes, the Trust will pledge and grant to the Trustee a security interest in the Commercial Loans, and its rights under the Loan Sale Agreement and the Sale and Servicing Agreement. This Purchase Agreement (the “Agreement”), the Trust Agreement, the Loan Sale Agreement, the Sale and Servicing Agreement and the Indenture are referred to collectively as the “Transaction Documents.”

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Sale and Servicing Agreement.

The Offered Notes are to be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act (“QIBs”) in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”), and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (“Institutional Accredited Investors”) who, in each case, are “qualified purchasers” (“Qualified Purchasers”) for purposes of Section 3(c)(7) under the Investment Company Act of 1940, as amended (the “1940 Act”).

In connection with the sale of the Offered Notes, the Company has prepared a preliminary confidential offering memorandum dated May 5, 2006 (including any exhibits thereto and all information incorporated therein by reference, the “Preliminary Memorandum”), as supplemented by a further preliminary confidential offering memorandum dated May 23, 2006 (including any exhibits thereto and all information incorporated therein by reference, the “Preliminary Memorandum Supplement”), and a final confidential offering memorandum dated the date hereof (including any exhibits, amendments or supplements thereto and all information incorporated therein by reference, the “Final Memorandum”, and each of the Preliminary Memorandum, the Preliminary Memorandum Supplement and the Final Memorandum, a “Memorandum”) including a description of the terms of the Offered Notes, the terms of the offering, and a description of the Trust. It is understood and agreed that the opening of business on May 25, 2006 constitutes the time of the contract of sale for each purchaser of the Offered Notes offered to the investors for purposes of Rule 159 under the Securities Act (the “Time of Sale”) and that (i) the Preliminary Memorandum Supplement, which supplements, amends and restates the Preliminary Memorandum and (ii) the term sheet setting forth the pricing terms relating to each Class of Offered Notes constitute the entirety of the information conveyed to investors as of the Time of Sale (the “Time of Sale Information”).

It is understood and agreed that nothing in this Agreement shall prevent the Initial Purchasers from entering into any agency agreements, underwriting agreements or other similar agreements governing the offer and sale of securities with any issuer or issuers of securities, and nothing contained herein shall be construed in any way as precluding or restricting the Initial Purchasers’ right to sell or offer for sale any securities issued by any person, including securities similar to, or competing with, the Notes.

During each Interest Period, the Class A-1 Notes shall bear interest at a per annum rate equal to the then applicable LIBOR plus 0.27% per annum, the Class B Notes shall bear interest at a per annum rate equal to the then applicable LIBOR plus 0.38% per annum, the Class C Notes shall bear interest at a per annum rate equal to the then applicable LIBOR plus 0.68% per annum, the Class D Notes shall bear interest at a rate equal to the then applicable LIBOR plus 1.35% per annum and the Class E Notes shall bear interest at a rate equal to the then applicable LIBOR plus 1.75% per annum.

Each of the Company, the Trust Depositor and the Trust, as applicable, hereby agrees with you, as the Initial Purchasers, as follows:

Section 2. Purchase and Sale of Offered Notes.

Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Trust agrees to sell to the Initial Purchasers the Offered Notes, and the Representative on behalf of the several Initial Purchasers has agreed to use their reasonable best efforts to place the aggregate principal amount of Offered Notes set forth on Schedule I hereto with investors in accordance with the terms hereof. It is understood and agreed that the Initial Purchasers are not acquiring, and have no obligation to acquire, the Class A-2 Notes (which will be acquired by the respective Holder of the Class A-2 Notes pursuant to the Class A-2 Purchase Agreement), the Class F Note or the Certificate (which Class F Note and Certificate will be acquired by the Trust Depositor on the Closing Date pursuant to the Sale and Servicing Agreement). It is further understood and agreed that the Representative may convey all or a portion of the Offered Notes to the other Initial Purchasers, each of which (including the Representative) may retain the Offered Notes, purchase the Offered Notes for their own account, or sell the Offered Notes to their affiliates or to any other investor in accordance with the applicable provisions hereof and of the Indenture.

(a) In addition, whether or not the transaction contemplated hereby shall be consummated, the Company agrees to pay or cause to be paid all other costs and expenses incident to the performance by the Company of its obligations hereunder and under the documents to be executed and delivered in connection with the offering, issuance, sale and delivery of the Offered Notes (the “Documents”), including, without limitation or duplication, (i)

the fees and disbursements of counsel to the Company; (ii) the fees and expenses of any trustees or custodian due to such trustees’ or custodian’s initial expenses incurred in connection with the issuance of the Offered Notes and its counsel; (iii) the fees and expenses of any bank establishing and maintaining accounts on behalf of the holders of the Offered Notes or in connection with the transaction; (iv) the fees and expenses of the accountants for the Company, including the fees for the “comfort letters” or “agreed–upon procedures letters” required by the Initial Purchasers, any rating agency or any purchaser in connection with the offering, sale, issuance and delivery of the Offered Notes; (v) all expenses incurred in connection with the preparation and distribution of one or more preliminary offering memoranda and the Final Memorandum and other disclosure materials prepared and distributed and all expenses incurred in connection with the preparation and distribution of the Transaction Documents; (vi) the fees charged by any securities rating agency for rating the Offered Notes; (vii) the fees for any securities identification service for any CUSIP or similar identification number required by the purchasers or requested by the Initial Purchasers; (viii) the reasonable fees and disbursements of counsel to the Initial Purchasers; (ix) all expenses in connection with the qualification of the Offered Notes for offering and sale under state securities laws, including the fees and disbursements of counsel and, if requested by the Initial Purchasers, the cost of the preparation and reproduction of any “blue sky” or legal investment memoranda; (x) any federal, state or local taxes, registration or filing fees (including Uniform Commercial Code financing statements) or other similar payments to any federal, state or local governmental authority in connection with the offering, sale, issuance and delivery of the Offered Notes; and (xi) the reasonable fees and expenses of any special counsel or other experts required to be retained to provide advice, opinions or assistance in connection with the offering, issuance, sale and delivery of the Offered Notes.

Section 3. Delivery.

Delivery of the Offered Notes shall be made in the form of one or more global certificates delivered to The Depository Trust Company, except that any Offered Note to be sold by an Initial Purchaser to an Institutional Accredited Investor that is also a Qualified Purchaser for purposes of Section 3(c)(7) of the 1940 Act, but that is not a QIB (as such terms are defined herein) shall be delivered in fully registered, certificated form in the minimum denominations set forth in the Memorandum at the offices of Dechert LLP at 10:00 a.m. Boston, Massachusetts time, on June 8, 2006, or such other place, time or date as may be mutually agreed upon by the Initial Purchasers and the Company (the “Closing Date”). Subject to the foregoing, the Offered Notes will be registered in such names and such denominations as the Representative on behalf of the Initial Purchasers shall specify in writing to the Company and the Trustee. The Class A-2 Notes, the Class F Note and the Certificate shall be delivered on the Closing Date in fully registered, certificated form in the minimum denominations and the required proportions set forth in the Memorandum.

Section 4. Representations and Warranties of the Company.

The Company represents and warrants to the Initial Purchasers, as of the date hereof and as of the Closing Date, that:

(i) The Final Memorandum does not and will not and any amendments thereof or supplement thereto and any additional information and documents concerning the Offered Notes, including but not limited to one or more marketing books, delivered by or on behalf of the Company to prospective purchasers of the Offered Notes (collectively, such information and documents, the “Additional Offering Documents”), did not or will not, each as of their respective dates or date on which such statement was made and as of the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in each, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to the information contained in or omitted from the Final Memorandum or the Additional Offering Documents in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers referenced in the last sentence of Section 8(a) herein.

(ii) The Time of Sale Information, as of the Time of Sale, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to the information contained in or omitted from the Time of Sale Information in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers referenced in the last sentence of Section 8(a) herein.

(iii) The Company is a Delaware corporation, duly organized and validly existing under the laws of the state of Delaware, has all corporate power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described in each Memorandum and has all licenses necessary to carry on its business as it is now being conducted and is licensed and qualified in each jurisdiction in which the conduct of its business (including, without limitation, the origination and acquisition of Loans and Related Property and performing its obligations hereunder and under the Transaction Documents) requires such licensing or qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Company.

(iv) This Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the other parties hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(v) The Loan Sale Agreement and the Sale and Servicing Agreement have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(vi) The Offered Notes have been duly authorized, and when executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, the Offered Notes will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity, and will be entitled to the benefits of the Indenture.

(vii) Other than as set forth in or contemplated by each Memorandum, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company are the subject of which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position, stockholders’ equity or results of operations of the Company or on the performance by the Company of its obligations hereunder or under the Transaction Documents; and to the knowledge of the Company no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(viii) The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated herein and therein and in all documents relating to the Notes will not result in any breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or to which any of its properties or assets are subject, except for such of the foregoing as to which relevant waivers or amendments have been obtained and are in full force and effect, nor will any such action result in a violation of the articles of incorporation or by-laws of the Company or any Applicable Law.

(ix) Neither the Trust nor the pool of Commercial Loans is, nor after giving effect to the transactions contemplated by the Transaction Documents will be, required to be registered as an “investment company” under the 1940 Act.

(x) Assuming the Initial Purchasers’ representations are true and accurate, it is not necessary in connection with the offer, sale and delivery of the Offered Notes in the manner contemplated by this Agreement and each Memorandum to register the Offered Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(xi) The Offered Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(xii) At the time of execution and delivery of the Sale and Servicing Agreement, the Trust Depositor owned the Commercial Loans conveyed to it on the Closing Date free and clear of all liens, encumbrances, adverse claims or security interests (“Liens”) other than Liens permitted by the Transaction Documents, and the Trust Depositor had the power and authority to transfer such Commercial Loans to the Trust.

(xiii) Upon the execution and delivery of the Transaction Documents, payment by the Initial Purchasers and the Trust Depositor for the Offered Notes and delivery to the Initial Purchasers and the Trust Depositor of the Offered Notes, the Trust will own the Commercial Loans conveyed to it on the Closing Date and the Initial Purchasers will acquire title to the Offered Notes, in each case free of Liens except such Liens as may be created or granted by the Initial Purchasers and those permitted in the Transaction Documents.

(xiv) No consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Offered Notes or the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents to which it is a party, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or blue sky laws in connection with the sale and delivery of the Offered Notes in the manner contemplated herein.

(xv) The Commercial Loans, individually and in the aggregate, in all material respects have the characteristics described in the Final Memorandum.

(xvi) Each of the representations and warranties of the Company and the Trust Depositor set forth in each of the other Transaction Documents is true and correct in all material respects.

(xvii) Any taxes, fees and other governmental charges payable in connection with the execution, delivery and issuance of this Agreement and the other Transaction Documents and the Notes have been or will be paid by the Company prior to the Closing Date.

(xviii) No adverse selection procedures were used in selecting the Commercial Loans from among the loans that meet the representations and warranties of the Company contained in the Loan Sale Agreement and that are included in the Loan Assets.

(xix) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)) of the Company nor anyone acting on their behalf has, directly or indirectly (except to or through the Initial Purchasers), sold or offered, or attempted to offer or sell, or solicited any offers to buy, or otherwise approached or negotiated in respect of, any of the Offered Notes and neither the Company nor any of its affiliates will do any of the foregoing. As used herein, the terms “offer” and “sale” have the meanings specified in Section 2(3) of the Securities Act.

(xx) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Offered Notes in a manner that would require the registration under the Securities Act of the offering contemplated by each Memorandum or engaged in any form of general solicitation or general advertising in connection with the offering of the Offered Notes.

(xxi) With respect to any Offered Notes subject to the provisions of Regulation S of the Securities Act, the Company has not offered or sold such Offered Notes during the Distribution Compliance Period to a person (other than the Initial Purchasers) who is within the United States or its possessions or to a United States person. For this purpose, the term “Distribution Compliance Period” is defined as such term is defined in Regulation S and the terms “United States or its possessions” and “United States person” are defined as such terms are defined for purposes of Treas. Reg. § 1.163–5(c)(2)(i)(D).

(xxii) Since the date of the latest audited financial statements of the Company, there has been no change nor any development or event involving a prospective change which has had or could reasonably be expected to have a material adverse change in or effect on (i) the business, operations, properties, assets, liabilities, members’ equity, earnings, condition (financial or otherwise), results of operations or management of the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business, or (ii) the ability of the Company to perform its obligations hereunder or under the Transaction Documents.

Section 5. Sale of Offered Notes to the Initial Purchasers.

The sale of the Offered Notes to the Representative on behalf of the several Initial Purchasers and the Trust Depositor will be made without registration of the Offered Notes under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.

(a) The Company, the Initial Purchasers and the Trust Depositor hereby agree that the Offered Notes will be offered and sold only in transactions exempt from registration under the Securities Act. The Company, the Initial Purchasers and the Trust Depositor will each reasonably believe at the time of any sale of the Offered Notes by the Trust through the Initial Purchasers (i) that either (A) each purchaser of the Offered Notes is an institutional investor that is (1) a QIB who is a Qualified Purchaser in transactions meeting the requirements of Rule 144A, or (2) an Institutional Accredited Investor who is a Qualified Purchaser who purchases for its own account or for any discretionary account for which it is acquiring the Offered Notes and provides the applicable Initial Purchasers or the Trust Depositor with a written certification in substantially the form of Exhibit D-1 to the Indenture, or (B) each purchaser is acquiring the Offered Notes in an offshore transaction meeting the requirements of Regulation S and is a Qualified Purchaser, and (ii) that the offering of the Offered Notes will be made in a manner it reasonably believes will enable the offer and sale of the Offered Notes to be exempt from registration under state securities or Blue Sky laws; and each such party understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose. The Company, the Initial Purchasers and the Trust Depositor each further agree not to (i) engage (and represents that it has not engaged) in any activity that would constitute a public offering of the Offered Notes within the meaning of Section 4(2) of the

Securities Act or (ii) offer or sell the Offered Notes by (and represents that it has not engaged in) any form of general solicitation or general advertising (as those terms are used in Regulation D), including the methods described in Rule 502(c) of Regulation D, in connection with any offer or sale of the Offered Notes.

(b) Each Initial Purchaser hereby represents and warrants to and agrees with the Company, that (i) it is a QIB and a Qualified Purchaser, (ii) it will offer the Offered Notes only (A) to persons who it reasonably believes are QIBs who are Qualified Purchasers in transactions meeting the requirements of Rule 144A, (B) to institutional investors who it reasonably believes are Institutional Accredited Investors who are Qualified Purchasers or (C) in offshore transactions to persons it reasonably believes are Qualified Purchasers in accordance with Regulation S. Each Initial Purchaser further agrees that it will (i) deliver to each purchaser of the Offered Notes, at or prior to the Time of Sale, a copy of the Time of Sale Information, as then amended or supplemented, which Time of Sale Information will include a Notice to Investors in the form attached hereto as Exhibit A, and (ii) prior to any sale of the Offered Notes to an Institutional Accredited Investor that it does not reasonably believe is a QIB who is a Qualified Purchaser, it will receive from such Institutional Accredited Investor a written certification in substantially the form attached as Exhibit D-1 to the Indenture.

(c) Each Initial Purchaser hereby represents that it is duly authorized and possesses the requisite corporate power to enter into this Agreement.

(d) Each Initial Purchaser hereby represents there is no action, suit or proceeding pending against or, to the knowledge of such Initial Purchasers, threatened against or affecting, such Initial Purchasers before any court or arbitrator or any government body, agency, or official which could materially adversely affect the ability of such Initial Purchasers to perform its obligations under this Agreement.

(e) Each Initial Purchaser hereby represents and agrees that all offers and sales of the Offered Notes to non–United States persons, prior to the expiration of the Distribution Compliance Period, will be made only in accordance with the provisions of Rule 903 or Rule 904 of Regulation S (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Global Note, as contemplated in the Indenture) and only upon the receipt of the certification of beneficial ownership of the securities by a non–United States person in the form provided in the Indenture. For this purpose, the term “Distribution Compliance Period” is defined as such term is defined in Regulation S and the term “United States person” is defined as such term is defined for purposes of Treas. Reg. §1.163–5(c)(2)(i)(D).

(f) Each Initial Purchaser hereby represents that it (i) has not offered or sold and will not offer or sell any Offered Notes to persons in the United Kingdom except to investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (the “FSMA”) (Financial Promotion) Order 2005 (the “Order”) and high net worth entities, and other persons to whom they may lawfully be offered, falling within Article 49(2)(a) to (e) of the Order, or otherwise in circumstances which have not resulted and will not result in an offer of transferable securities to the public within the meaning of Section 102B of the FSMA, (ii) is an investment professional falling under Article 19(5) of the Order, (iii) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with any issue of or sale of the Offered Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Company, or to the persons to whom such communication may otherwise be lawfully made and (iv) has complied and will comply with all applicable provisions of the FSMA and regulations made thereunder with respect to anything done by it in relation to the Offered Notes in, from or otherwise involving the United Kingdom.

Section 6. Certain Agreements of the Company.

The Company covenants and agrees with the Initial Purchasers as follows:

(a) If, at any time prior to the 90th day following the Closing Date, any event involving the Company shall occur as a result of which the Final Memorandum (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will immediately notify the Representative on behalf of the Initial Purchasers and prepare and furnish to the Initial Purchasers an amendment or supplement to the Final Memorandum that will correct such statement or omission. The Company will not at any time amend or supplement the Final Memorandum (i) prior to having furnished the Initial Purchasers with a copy of the proposed form of the amendment or supplement and giving the Initial Purchasers a reasonable opportunity to review the same or (ii) in a manner to which the Representative on behalf of the Initial Purchasers or its counsel shall object.

(b) During the period referred to in Section 6(a), the Company will furnish to the Initial Purchasers, without charge, copies of the Final Memorandum (including all exhibits and documents incorporated by reference therein), the Transaction Documents, and all amendments or supplements to such documents, in each case as soon as reasonably available and in such quantities as the Initial Purchasers may from time to time reasonably request.

(c) At all times during the course of the private placement contemplated hereby and prior to the Closing Date, (i) the Company will make available to each offeree the Additional Offering Documents and information concerning any other relevant matters, as they or any of their affiliates possess or can acquire without unreasonable effort or expense, as determined in good faith by them, (ii) the Company will provide each offeree the opportunity to ask questions of, and receive answers from, them concerning the terms and conditions of the offering and to obtain any additional information, to the extent they or any of their affiliates possess such information or can acquire it without unreasonable effort or expense (as determined in good faith by them), necessary to verify the accuracy of the information furnished to the offeree, (iii) the Company will not publish or disseminate any material in connection with the offering of the Offered Notes except as contemplated herein or as consented to by the Representative on behalf of the Initial Purchasers, (iv) the Company will advise the Initial Purchasers promptly of the receipt by the Company of any communication from the SEC or any state securities authority concerning the offering or sale of the Offered Notes, (v) the Company will advise the Initial

Purchasers promptly of the commencement of any lawsuit or proceeding to which the Company is a party relating to the offering or sale of the Offered Notes, and (vi) the Company will advise the Initial Purchasers of the suspension of the qualification of the Offered Notes for offering or sale in any jurisdiction, or the initiation or threat of any procedure for any such purpose.

(d) The Company will furnish, upon the written request of any Noteholder or of any owner of a beneficial interest therein, such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act (i) to such Noteholder or beneficial owner, (ii) to a prospective purchaser of such Note or interest therein who is a QIB and a Qualified Purchaser designated by such Noteholder or beneficial owner, or (iii) to the Trustee for delivery to such Noteholder, beneficial owner or prospective purchaser, in order to permit compliance by such Noteholder or beneficial owner with Rule 144A in connection with the resale of such Note or beneficial interest therein by such holder or beneficial owner in reliance on Rule 144A unless, at the time of such request, the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 or is exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b).

(e) Except as otherwise provided in the Indenture, each Offered Note will contain a legend to the effect set forth in the form of Notice to Investors attached as Exhibit A hereto.

(f) In connection with the application to list the Listed Notes on the Irish Stock Exchange, the Company will furnish from time to time any and all documents, instruments, information and commercially reasonable undertakings and publish all advertisements or other material that may be necessary in order to effect such listing and use commercially reasonable efforts to maintain such listing until none of such Notes is outstanding or until such time as payment of principal, interest and any additional amounts (if any) in respect of all such Notes have been duly provided for, whichever is earlier; provided that if such listing can no longer be reasonably maintained, the Company will use its best efforts to obtain and maintain the quotation for, or listing of, such Notes on such other stock exchange or exchanges in the European Union as the Initial Purchasers may reasonably request.

Section 7. Conditions of the Initial Purchasers’ Obligations.

The obligations of the Representative on behalf of the several Initial Purchasers to purchase the Offered Notes on the Closing Date will be subject to the accuracy, in all material respects, of the representations and warranties of the Company herein, to the performance, in all material respects, by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) The Offered Notes shall have been duly authorized, executed, authenticated, delivered and issued, the Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and the Commercial Loans shall have been delivered to the Trustee pursuant to the Sale and Servicing Agreement.

(b) The Initial Purchasers shall have received a certificate, dated as of the Closing Date, of the President, Chief Executive Officer, Chief Financial Officer or any Managing

Director of the Company to the effect that such officer has carefully examined this Agreement, each Memorandum and the Transaction Documents and that, to the best of such officer’s knowledge (i) since the date information is given in each Memorandum, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or the ability of the Company to perform its obligations hereunder or under the Transaction Documents or in the characteristics of the Commercial Loans except as contemplated by each Memorandum or as described in such certificates, (ii) the representations and warranties of the Company set forth herein are true and correct in all material respects as of the Closing Date, as though such representations and warranties had been made on and as of such date, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Transaction Documents, at or prior to the Closing Date, (iv) the representations and warranties of the Company and the Trust Depositor in the Transaction Documents are true and correct in all material respects, as of the Closing Date, as though such representations and warranties had been made on and as of such date, and (v) nothing has come to the attention of such officer that would lead such officer to believe that (A) the Time of Sale Information, as of the Time of Sale, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Final Memorandum, and any amendment thereof or supplement thereto, as of its date and as of the Closing Date, or any Additional Offering Document contained or contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) The Class A-1 Notes and the Class A-2 Notes shall each have been rated no less than “Aaa” by Moody’s, “AAA” by S&P, and “AAA” by Fitch, the Class B Notes shall have been rated no less than “Aa2” by Moody’s, “AA” by S&P, and “AA” by Fitch, the Class C Notes shall have been rated no less than “A2” by Moody’s, “A” by S&P and “A” by Fitch, the Class D Notes shall have been rated no less than “Baa2” by Moody’s, “BBB” by S&P and “BBB” by Fitch and the Class E Notes shall have been rated no less than “Baa3” by Moody’s, “BBB-” by S&P and “BBB-” by Fitch, such ratings shall not have been rescinded, and no public announcement shall have been made by the respective rating agencies that the rating of the Offered Notes have been placed under review.

(d) On the date of the Final Memorandum, KPMG International shall have furnished to the Initial Purchasers an “agreed upon procedures” letter, dated the date of delivery thereof, in form and substance satisfactory to the Representative on behalf of the Initial Purchasers, with respect to certain financial and statistical information contained in the Final Memorandum.

(e) Initial Purchasers shall have received an opinion, dated the Closing Date, of in-house counsel to the Trustee, in form and substance satisfactory to the Representative on behalf of the Initial Purchasers.

(f) The Initial Purchasers shall have received legal opinions of Winston & Strawn LLP, counsel to the Company and the Trust Depositor, (i) with respect to certain corporate, federal tax, securities law and investment company matters, in form and substance satisfactory to the Representative on behalf of the Initial Purchasers and (ii) with respect to certain “true sale” and “non–consolidation” issues in form and substance satisfactory to the Representative on behalf of the Initial Purchasers.

(g) The Initial Purchasers shall have received an opinion of Winston & Strawn LLP, counsel to the Company and the Trust Depositor, with respect to certain “perfection issues” in form and substance satisfactory to the Representative on behalf of the Initial Purchasers.

(h) The Initial Purchasers shall have received opinions of Pepper Hamilton LLP, counsel to the Owner Trustee and the Trust, with respect to certain trust matters and with respect to certain “perfection issues,” in each case in form and substance satisfactory to the Representative on behalf of the Initial Purchasers.

(i) The Initial Purchasers shall have received from the Trustee a certificate signed by one or more duly authorized officers of the Trustee, dated the Closing Date, in customary form.

(j) The Initial Purchasers shall have received from the Owner Trustee, a certificate signed by one or more duly authorized officers of the Owner Trustee, dated the Closing Date, in customary form.

(k) The Company shall have furnished to the Initial Purchasers and its counsel such further information, certificates and documents as the Initial Purchasers and its counsel may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Representative on behalf of the Initial Purchasers and its counsel.

(l) All documents incident hereto and to the Transaction Documents shall be reasonably satisfactory in form and substance to the Representative on behalf of the Initial Purchasers and its counsel, and the Initial Purchasers and its counsel shall have received such information, certificates and documents as they may reasonably request.

If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Representative on behalf of the Initial Purchasers, this Agreement and all of the Initial Purchasers’ obligations hereunder may be canceled by the Representative on behalf of the Initial Purchasers at or prior to delivery of and payment for the Offered Notes. Notice of such cancellation shall be given to the Company in writing, or by telephone or facsimile confirmed in writing.

Section 8. Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless each Initial Purchaser, their officers, directors, employees, agents and each person, if any, who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and affiliates of an Initial Purchaser from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any Initial Purchaser or such controlling person may become subject, under the Securities Act or Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Final Memorandum, any Additional Offering Document or the Time of Sale Information or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and shall reimburse the Initial Purchasers and such controlling person for any legal and other expenses reasonably incurred by the Initial Purchasers or such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Initial Purchasers in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Time of Sale Information or the Final Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers specifically for inclusion therein; provided, further, that the foregoing indemnity shall not inure to the benefit of the Initial Purchasers or any person that controls an Initial Purchaser from whom the person asserting any such loss, claim, damage or liability purchased the Offered Notes which are the subject thereof if the Company shall sustain the burden of proving that the Initial Purchasers sold Offered Notes to the person alleging such loss, claim, damage or liability without sending or giving a copy of the Time of Sale Information at or prior to the confirmation of the sale of the Offered Notes, if the Company shall have previously furnished copies thereof to the Initial Purchaser and the loss, claim, damage or liability of such person results from an untrue statement or omission of a material fact contained in the Preliminary Memorandum which was corrected in the Time of Sale Information. The foregoing indemnity is in addition to any liability that the Company may otherwise have to the Initial Purchasers or any person or entity controlling the Initial Purchasers. The Company acknowledges that the statements set forth in the Time of Sale Information and the Final Memorandum (x) under the captions: “Plan of Distribution” (but solely the fifth, sixth, eighth, ninth, eleventh and sixteenth paragraphs under such caption), with respect to each Initial Purchaser; and (y) relating to: (i) Wachovia Capital Markets, LLC in the third full paragraph on page i of each Memorandum, in the second paragraph under the caption “Plan of Distribution” and in the third and fifth paragraphs under the caption “Purchaser Inquiries” (setting forth address information with respect to Wachovia Capital Markets, LLC), (ii) Citigroup Global Markets Inc. in the third paragraph under the caption “Plan of Distribution” and (iii) Harris Nesbitt Corp. in the fourth paragraph under the caption “Plan of Distribution” constitute the only written information furnished to the Company by the Initial Purchasers or on behalf of the Initial Purchasers specifically for inclusion in the Time of Sale Information, the Final Memorandum or any Additional Offering Document.

(b) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or commencement of that action, provided, however, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party under this Section 8, except to the extent that the indemnifying party has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that the Initial Purchasers shall have the right to employ counsel to represent the Initial Purchasers and the controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8, if (i) in the reasonable judgment of an Initial Purchaser, there may be legal defenses available to such Initial Purchasers, and those controlling persons, different from or in addition to those available to the Company, or there is a conflict of interest between an Initial Purchaser and the controlling persons, on one hand, and the Company, on the other, or (ii) the Company shall fail to select counsel reasonably satisfactory to the indemnified party or parties, and in such event the fees and expenses of such separate counsel shall be paid by the Company. In no event shall the Company be liable for the fees and expenses of more than one separate firm of attorneys for each of the Initial Purchasers and their controlling persons in connection with any other action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(c) If the indemnification provided for in Section 8 shall for any reason be unavailable to an indemnified party under subsection 8(a) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Notes (before deducting expenses) received by the Company bear to the total fees actually received by the Initial Purchasers with respect to such offering and with respect to the offering of the Class A-2 Notes. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this subsection 8(c) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this subsection 8(c) shall be deemed to include, for purposes of this subsection 8(c), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 8(c), no Initial Purchaser shall be required to contribute any amount in excess of the aggregate fee actually paid to such Initial Purchaser pursuant to Section 2 of this Agreement and with respect to the offering of the Class A-2 Notes. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d) The indemnity agreements contained in this Section 8 shall survive the delivery of the Offered Notes, and the provisions of this Section 8 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

Section 9. Termination.

This Agreement shall be subject to termination in the absolute discretion of the Representative on behalf of the Initial Purchasers, by notice given to the Company prior to delivery of and payment for the Offered Notes, if prior to such time (i) trading in securities generally in the New York Stock Exchange or the Irish Stock Exchange shall have been suspended or materially limited or any setting of minimum prices for trading on such exchange has occurred, (ii) there has been, since the respective dates as of which information is given in the Time of Sale Information or the Final Memorandum, any material adverse change in the condition, financial or otherwise, or in the properties (including, without limitation, the Commercial Loans) or the earnings, business affairs or business prospects of the Company considered as one enterprise, whether or not arising in the ordinary course of business; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either U.S. federal or New York State, or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crises the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative on behalf of the Initial Purchasers, impracticable or inadvisable to market the Offered Notes on the terms and in the manner contemplated by each Memorandum as amended or supplemented.

Section 10. Severability Clause.

Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

Section 11. Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid and effective only upon receipt and if sent to the Initial Purchasers, will be delivered to the Representative, Wachovia Capital Markets, LLC, One Wachovia Center, Mail Code: NC0602, 301 South College Street, Charlotte, North Carolina 28288-0610, Attention: Asset Securitization Division, Facsimile No.: (704) 383-4012; or if sent to the Company, the Trust Depositor or the Trust will be delivered to such party c/o Newstar Financial, Inc., 500 Boylston Street, Boston, Massachusetts 02116, attention: David K. Roberts, facsimile (617) 848—4300.

Section 12. Representations and Indemnities to Survive.

The respective agreements, representations, warranties, indemnities and other statements of the Company and its officers, and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers, the Company or any of the controlling persons referred to in Section 8 of this Agreement, and will survive delivery of and payment for the Offered Notes.

Section 13. Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors by merger, consolidation or acquisition of their assets substantially as an entity and the officers, directors and controlling persons referred to in Section 8 of this Agreement and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

Section 14. Applicable Law.

(a) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14(b).

(c) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON–EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH SUCH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

Section 15. Counterparts, Etc.

This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

Section 16. Limitation of Liability.

Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered on behalf of the Trust by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company, or the Owner Trustee have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee and Wilmington Trust Company, shall be entitled to the benefits of the Trust Agreement. The provisions of this Section 16 shall survive any termination of this Agreement.

Section 17. No Petition; Limited Recourse.

(a) The Initial Purchasers covenant and agree that, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the payment in full of each Class of Notes rated by any Rating Agency, they will not institute against the Issuer or join any other Person in instituting against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

(b) Notwithstanding anything to the contrary herein, the obligations of the Issuer and the Trust Depositor hereunder are limited recourse obligations of the Issuer and the Trust Depositor, respectively, payable solely from the Collateral securing the Notes, and following the exhaustion of such Collateral, any claims of the Initial Purchasers hereunder against the Issuer or the Trust Depositor shall be extinguished. All payments by the Issuer or the Trust Depositor to the Initial Purchasers hereunder shall be made subject to and in accordance with the Priority of Payments set forth in Section 7.05 of the Sale and Servicing Agreement.

(c) This Section 17 will survive the termination of this Agreement.

Section 18. Arm’s-Length Transaction; Other Transactions.

(a) Each of the Company, the Trust Depositor and the Trust acknowledges and agrees that (i) the purchase and sale of the Offered Notes pursuant to this Agreement, including the determination of the offering price of the Offered Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuer, on the one hand, and the Initial Purchasers, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Initial Purchaser is and has been acting solely as a principal and is not an agent or fiduciary of the Trust, the Company or the Trust Depositor or any of their respective members, creditors, employees or any other party, (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Trust, the Company or the Trust Depositor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether any Initial Purchaser has advised or is currently advising any of the Trust, the Company or the Trust Depositor on other matters) and no Initial Purchaser has any obligation to any of the Trust, the Company or the Trust Depositor with respect to the offering contemplated hereby, except the obligations expressly set forth in this Agreement, and (iv) no Initial Purchaser has provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Trust, the Company and the Trust Depositor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(b) Each of the Company, the Trust Depositor and the Trust acknowledges and agrees that the Initial Purchasers and their respective Affiliates may have and may in the future have investment and commercial banking, trust and other relationships with parties other than the Company, the Trust Depositor and the Trust, which parties may have interests with respect to the purchase and sale of the Offered Notes. Although the Initial Purchasers in the course of such other relationships may acquire information about the purchase and sale of the Offered Notes, potential purchasers of the Offered Notes or such other parties, no Initial Purchaser shall have any obligation to disclose such information to any of the Company, the Trust Depositor or the Trust. Furthermore, each of the Company, the Trust Depositor and the Trust acknowledges that each Initial Purchaser may have fiduciary or other relationships whereby such Initial Purchaser may exercise voting power over securities of various persons, which securities may from time to time include securities of any of the Company, the Trust Depositor or the Trust or their respective Affiliates or of potential purchasers. Each of the Company, the Trust Depositor and the Trust acknowledges that each Initial Purchaser may exercise such powers and otherwise perform any functions in connection with such fiduciary or other relationships without regard to its relationship to the Trust hereunder.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust Depositor, the Trust and the Initial Purchasers.

Very truly yours,

NEWSTAR FINANCIAL, INC.

By:
Name:
Title:

NEWSTAR COMMERCIAL LOAN LLC 2006-1

By:	NewStar Financial, Inc., its designated manager

By:
Name:
Title:

NEWSTAR COMMERCIAL LOAN TRUST 2006-1

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

NewStar Commercial Loan Trust 2006-1

Purchase Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

WACHOVIA CAPITAL MARKETS, LLC, as Representative for itself and on behalf of the Initial Purchasers

By:
Name:
Title:

NewStar Commercial Loan Trust 2006-1

Purchase Agreement

SCHEDULE I

Class Of Notes	Principal Amount	Purchase Price (% of Par)
A-1	$320,000,000	100%
B	$22,500,000	100%
C	$35,000,000	100%
D	$25,000,000	100%
E	$13,750,000	100%

EXHIBIT A

FORM OF NOTICE TO INVESTORS

Because of the following restrictions, investors are advised to consult legal counsel prior to making any offer, resale, pledge or other transfer of the Offered Notes.

Each purchaser of the Offered Notes offered hereby will be deemed to have represented and/or agreed as follows (terms used in this “Notice to Investors” section that are defined in Rule 144A under the Securities Act (“Rule 144A”), Regulation S under the Securities Act (“Regulation S”) or in Regulation D under the Securities Act (“Regulation D”) are used herein as defined therein):

(1) The purchaser (A) (i) is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “Qualified Institutional Buyer”) who is a “qualified purchaser” (a “Qualified Purchaser”) for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) or an institutional “accredited investor” (an “Institutional Accredited Investor”) (within the meaning of Rule 501(a)(1)–(3) or (7) under the Securities Act) that is also a Qualified Purchaser, (ii) is acquiring the Offered Notes for its own account or for the account of such a Qualified Institutional Buyer who is a Qualified Purchaser or an Institutional Accredited Investor who is a Qualified Purchaser purchasing for investment and not for distribution in violation of the Securities Act, (iii) if such person is such a Qualified Institutional Buyer who is a Qualified Purchaser, is aware that the sale of the Offered Notes to it is being made in reliance on Rule 144A, and (iv) if such person is an Institutional Accredited Investor who is a Qualified Purchaser, will deliver a certificate in the form attached to the Indenture prior to receipt of Offered Notes or (B) is acquiring the Offered Notes in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S and is a Qualified Purchaser.

(2) The Offered Notes have not been and will not be registered under the Securities Act, any state securities or “Blue Sky” law, and may not be reoffered, resold, pledged or otherwise transferred except (A)(i) to a person whom the seller reasonably believes is a Qualified Institutional Buyer who is a Qualified Purchaser that purchases for its own account or the account of another Qualified Institutional Buyer who is a Qualified Purchaser to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (ii) in certificated form to an Institutional Accredited Investor who is a Qualified Purchaser pursuant to any other exemption from the registration requirements of the Securities Act, subject to (a) the receipt by the Trustee of a letter in the form attached to the Indenture and (b) the receipt by the Trustee of such other evidence acceptable to the Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, (iii) in an offshore transaction to a person it reasonably believes is a Qualified Purchaser and in accordance with Rule 903 or Rule 904 of Regulation S, (iv) pursuant to another exemption available under the Securities Act or (v) pursuant to a valid registration statement and (B) in accordance with all applicable securities and “Blue Sky” laws of any States of the United States or any other applicable jurisdictions.

(3) The Offered Notes will bear a legend to the following effect, unless the Originator and the Trustee determine otherwise in accordance with applicable law:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER REQUIREMENTS OF LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) THAT IS ALSO A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(c)(7) OF THE 1940 ACT (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB THAT IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB THAT IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) THAT IS ALSO A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT TO A PERSON THAT IS A QUALIFIED PURCHASER, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT

IS NOT, AND IS NOT ACQUIRING OR HOLDING THE OFFERED NOTE ON BEHALF OF OR WITH ANY ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, OR A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, A “PLAN”), OR OTHER PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”); OR (II)(A) IN THE CASE OF A LISTED NOTE, ITS ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW, AND (B) IN THE CASE OF A CLASS F NOTE, IT IS A PLAN THAT IS NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND ITS ACQUISITION AND HOLDING OF THE CLASS F NOTE WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SIMILAR LAW.”

(4) The Offered Notes will initially be represented by beneficial interests in a single Global Note or certificated Individual Notes as the case may be. Before any interest in a Global Note may be offered, sold, pledged or otherwise transferred to a person who takes delivery other than through a beneficial interest in that Global Note, the transferor will be required to provide the Trustee with a written certification, in the form provided in the Indenture, as to compliance with the applicable transfer restrictions.

(5) If it is acquiring any Offered Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

EXECUTION COPY

NEWSTAR COMMERCIAL LOAN TRUST 2006-1,

as the Issuer,

U.S. BANK NATIONAL ASSOCIATION,

as Class A-2 Agent

and

THE OTHER CLASS A-2 HOLDERS PARTY HERETO

CLASS A-2 NOTE PURCHASE AGREEMENT

Dated as of June 8, 2006

- i -

TABLE OF CONTENTS

(continued)

- ii -

CLASS A-2 NOTE PURCHASE AGREEMENT (as amended, restated, supplemented or modified from time to time, this “Agreement”) dated as of June 8, 2006 among:

NEWSTAR COMMERCIAL LOAN TRUST 2006-1, a statutory trust created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Issuer”);

The HOLDERS (as such term is defined below) party hereto; and

U.S. BANK NATIONAL ASSOCIATION, as agent for the Holders from time to time of the Class A-2 Notes (together with its successors in such capacity, the “Class A-2 Agent”).

WHEREAS, the Issuer and U.S. Bank National Association, as the Trustee (together with its successors in such capacity, the “Trustee”) are party to an Indenture dated as of June 8, 2006 (as modified and supplemented and in effect from time to time, the “Indenture”) pursuant to which the Issuer has authorized and issued U.S.$320,000,000 Class A-1 Floating Rate Notes Due 2022, U.S.$40,000,000 Class A-2 Revolving Floating Rate Notes Due 2022, U.S.$22,500,000 Class B Floating Rate Deferrable Interest Notes Due 2022, U.S.$35,000,000 Class C Floating Rate Deferrable Interest Notes Due 2022, U.S.$25,000,000 Class D Floating Rate Deferrable Interest Notes Due 2022, U.S.$13,750,000 Class E Floating Rate Deferrable Interest Notes Due 2022 and the U.S.$43,750,000 Class F Principal Only Note;

WHEREAS, the Issuer, the Class A-2 Agent and the Holders from time to time of the Class A-2 Notes issued under the Indenture wish to evidence certain agreements relating to, among other things, the right of the Issuer (at the direction of the Servicer) to borrow, repay and re-borrow amounts under the Class A-2 Notes during the Ramp-Up and Reinvestment Period, and the appointment of the Class A-2 Agent as agent for the Holders, all as provided in this Agreement, the Indenture and the Sale and Servicing Agreement, dated as of the date hereof (as amended, modified, restated, replaced, waived, substituted, supplemeted or extended from time to time, the “Sale and Servicing Agreement”), among NewStar Financial, Inc., as the originator and the servicer, NewStar Commercial Loan LLC 2006-1, as the trust depositor, the Issuer, as the issuer, U.S. Bank National Association, as the trustee, Lyon Financial Services, Inc., as the back-up servicer and Wilmington Trust Company, as the owner trustee; and

WHEREAS, the Issuer has, under and in accordance with the terms of the Indenture, Granted to the Trustee, for the benefit and security of the Secured Parties, all of the Issuer’s right, title and interest in, to and under this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1 – DEFINITIONS

1.01 Defined Terms

Terms used but not defined herein have the respective meanings given to such terms in (or incorporated by reference in) the Indenture or Sale and Servicing Agreement. In addition, as used in this Agreement, the following terms have the meanings specified below:

“Advances” means the advances made to the Issuer by the Holders or by one or more Liquidity Providers pursuant to Section 2.01 or Section 6.03(e), as the case may be, in respect of the Class A-2 Notes.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Holder and an assignee of such Holder substantially in the form of Exhibit A or any other form reasonably approved by the Servicer and the Class A-2 Agent.

“Break Funding Event” has the meaning specified in Section 2.09.

“Change in Law” means with respect to any Person:

(a) any change after the date of this Agreement in (or the adoption or commencement of effectiveness of) any:

(i) United States federal or state law or foreign law applicable to such Person;

(ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such person made by (A) any court or government authority charged with the interpretations or administration of any law referred to in clause (a)(i) or (B) any fiscal, monetary or other authority having jurisdiction over such Person; or

(iii) the issuance of any change in accounting standards or the issuance of any other pronouncement, release or interpretation of such accounting standards after the date hereof, whether or not having the force of law (it being understood that the issuance of Interpretation No. 46 by the Financial Accounting Standards Board is excluded from such term); or

(b) any change after the date of this Agreement in the application to such Person of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clauses (a)(1), (a)(ii) or (a)(iii) above, which change has been instigated or communicated by the court, governmental authority or other Person charged with the interpretation and/application of such existing law, regulation, interpretation, directive, requirement, request or accounting principles.

“Class A-2 Commitment” means, in the case of any Holder, the obligation of such Holder at any time during the Revolving Period to make Advances in an aggregate principal amount not to exceed the initial Class A-2 Commitment of each Holder as set forth on Schedule 2.01 (in the case of an Initial Holder) or in the Assignment and Acceptance pursuant to which such Holder shall have assumed its Class A-2 Commitment, as applicable, as such obligation may be reduced from time to time pursuant to Section 2.05 or pursuant to assignments by or to such Holder pursuant to Section 6.03.

“Class A-2 Permitted Investments” has the meaning set forth in Section 3.02(d).

“Class A-2 Note Register” has the meaning specified in Section 2.06.

“Collateral Account Termination Date” means, with respect to any Holder that has had payments deposited into the Class A-2 Holder Collateral Account pursuant to the last sentence of Section 3.02(c), the earliest to occur of (a) the assignment by such Holder of all of its rights and obligations pursuant to Section 3.02(c), (b) the Holder delivering a certification in writing that such Holder has satisfied in full all previously defaulted obligations to make Advances under Section 2.01 and (c) the end of the Revolving Period.

“Committed Liquidity Provider” has the meaning specified in Section 6.03(f).

“CP Conduit” means a limited-purpose entity established to issue commercial paper notes, and any Holder which is a CP Conduit shall be identified as such in this Agreement.

“Defaulting Holder” has the meaning specified in Section 3.02(c).

“Draw” has the meaning specified in Section 2.01.

“Draw Request” has the meaning specified in Section 2.03.

“Funding Entity” has the meaning specified in Section 2.08(b).

“Holder” means each Initial Holder and any other Person that shall have become a Holder of a Class A-2 Note pursuant to a transfer of Class A-2 Notes in accordance with Section 6.03 (other than any such Person that ceases to be a party hereto pursuant to a transfer of all of its Class A-2 Notes to another Person pursuant to Section 6.03).

“Indemnified Person” has the meaning specified in Section 5.03(a)(iii).

“Initial Holder” means an initial Holder of Class A-2 Notes listed on Schedule 2.01 under the caption “INITIAL HOLDERS”.

“Losses” has the meaning specified in Section 5.03(a)(iii).

“Maximum Class A-2 Commitment” means $40,000,000.

“Qualified Securitization Pledge “ means, with respect to any Holder of a Class A-2 Note that is a CP Conduit and indicates that it will make a Qualified Securitization Pledge on Schedule 2.01 (in the case of any Initial Holder) or in the Assignment and Acceptance delivered by it with respect to the interests of a Holder of a Class A-2 Note, a bona fide pledge by such Holder of its right, title and interest in and to any Class A-2 Note pursuant to its program collateral or security agreement with a collateral agent to secure obligations owing by such Holder to such Holder’s Liquidity Providers, debt holders or other creditors, but only:

(1) if such pledge would not (in the reasonable judgment of the Holder (to which the Issuer does not reasonably object)) (A) have the effect of requiring the Issuer or the pool of Loan Assets to register as an investment company under the 1940 Act; (B) adversely affect the Issuer’s ability to use the exception provided for by Section 3(c)(7) of the 1940 Act; (C) subject the Issuer or the Notes to the registration requirements of the Securities Act; (D) result in a non-exempt prohibited transaction under ERISA or the Code, or a violation of provisions of federal, state, local, non-U.S. or other laws or regulations that are substantively similar thereto; or (E) cause the Issuer to be a publicly traded partnership or otherwise be taxable as a corporation for U.S. Federal income tax purposes; and

(2) if such Holder from time to time delivers to the Issuer, the Servicer and the Trustee such information concerning such Holder, such collateral agent and such Liquidity Providers, debt holders or other creditors as the Issuer or the Servicer may reasonably request in order for the Issuer to determine whether it objects to the Holder’s conclusion referred to in clause (1) above;

provided that upon any foreclosure action in respect of any such pledge and any related purported transfer of legal or beneficial ownership of such Class A-2 Note or any right, title or interest therein, any such purported transfer will be considered to be a “transfer” of such Class A-2 Note (or such right, title or interest) for all purposes of the Indenture (including for purposes of Section 4.02 of the Indenture).

“Revolving Period” means the period from and including the Closing Date to but excluding the Commitment Termination Date.

1.02 Terms Generally

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

ARTICLE 2 – THE COMMITMENTS

2.01 Commitments

(a) Subject to the terms and conditions set forth herein, each Holder agrees to make Advances (the aggregate of all contemporaneous Advances by the Holders, a “Draw”) to the Issuer from time to time during the Revolving Period in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Holder’s Class A-2 Commitment; provided that (i) the aggregate principal amount of Advances of the Holders hereunder at any one time outstanding shall in no event exceed the Maximum Class A-2 Commitment and (ii) the aggregate principal amount of Advances of any one Holder hereunder at any one time outstanding shall in no event exceed such Holder’s Class A-2 Commitment.

(b) Notwithstanding the foregoing but subject to the foregoing provisos and to Schedule 6.03(f):

(i) no Holder that enters into a Liquidity Facility that is subject to Section 6.03(f) (other than a Holder that is maintaining a Holder Subaccount as provided in Section 3.02(d), who shall be so obligated to the extent of funds then on deposit therein) shall be obligated to make any Advance to the Issuer with respect to any Class A-2 Note, except to the extent that such Holder has received funds from its financing arrangements in place with respect to the Class A-2 Notes (including such Liquidity Facility) which may (consistent with such financing arrangements) be used to make such Advance;

(ii) any such Holder referred to in clause (i) above, subject to the terms and conditions set forth herein, may, in its sole discretion make Advances to the Issuer from time to time during the Revolving Period in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Holder’s Class A-2 Commitment (as provided in the definition of such term); and

(iii) any such Holder referred to in clause (i) above shall enforce all of its material rights under such Liquidity Facility from time to time to assure that, to the fullest extent possible consistent with such Liquidity Facility, such Holder shall have funds available to make Advances hereunder in a timely manner.

Within the foregoing limits and subject to the terms and conditions set forth herein and in the Indenture, the Issuer (at the direction of the Servicer) may borrow, repay and re-borrow Advances.

2.02 Advances and Draws

(a) Each Advance shall be made as part of a Draw consisting of Advances made by the Holders ratably in accordance with the unfunded amounts of their respective Class A-2 Commitments. The failure of any Holder to make any Advance required to be made by it shall not relieve any other Holder of its obligations hereunder; provided that the Class A-2 Commitments are several and no Holder shall be responsible for any other Holder’s failure to make Advances as so required. No Advance may be made if after giving effect thereto and any other Draw Request given and pending, the aggregate outstanding principal amount of all Advances, shall exceed the aggregate amount of the Class A-2 Commitments.

(b) The aggregate principal amount of Advances made in respect of any Draw shall be at least U.S.$250,000 (and integral multiples of U.S.$10,000) or, if the aggregate undrawn amount is less than such required threshold, such lesser amount, provided that if any amount is outstanding under a Class A-2 Note, such outstanding amount shall be at least U.S.$10,000.

2.03 Requests for Draws

To request a Draw, the Issuer (or the Servicer on behalf of the Issuer) shall notify the Class A-2 Agent (with a copy to the Trustee and the Class A-2 Noteholders) (each such notice, a “Draw Request”) of such request by telephone or electronic messaging system not later than 11:00 a.m. (Boston, Massachusetts time), on the Business Day of the proposed Draw. Each such telephonic or electronic Draw Request shall be irrevocable and shall be confirmed promptly by fax or hand delivery to the Class A-2 Agent (with a copy to the Trustee and the Class A-2 Noteholders) of a written Draw Request in the form of Exhibit B hereto and signed by the Issuer (or the Servicer on behalf of the Issuer). Each such Draw Request shall specify the following information in compliance with Section 2.02 of this Agreement and Section 10.06 of the Indenture:

(a) the aggregate amount of the requested Draw; and

(b) the date of such Draw, which shall be a Business Day.

Promptly following receipt of a Draw Request, on the date of receipt of a Draw Request for a Draw, the Class A-2 Agent shall forward (by fax or electronic messaging system) to each Holder (with a copy to the Trustee) a copy of such Draw Request and of the amount of such Holder’s Advance to be made as part of the requested Draw. Any Draw Request received by the Class A-2 Agent after 11:00 a.m. (Boston, Massachusetts time) on any Business Day or on a day which is not a Business Day shall be deemed to be a Draw Request received at 9:00 a.m. on the next Business Day and to be funded on such next Business Day by the Holders of Class A-2 Notes.

2.04 Funding of Draws

Subject to Sections 2.01, 3.02(d), 4.02 and 4.03, each Holder shall make each Advance to be made by it hereunder by wire transfer in immediately available funds by 1:00 p.m. (Boston, Massachusetts time) on the Business Day specified in the Draw Request to the account designated by Servicer for such purpose by notice to the Holders, which shall initially be the Class A-2 Funding Account.

2.05 Termination and Reduction of Class A-2 Commitments

(a) The Class A-2 Commitments shall terminate at the close of business (Boston, Massachusetts time) on the last day of the Revolving Period.

(b) The aggregate amount of the Class A-2 Commitments shall be subject to reduction from time to time as provided in Section 5.02 and Section 10.01 of the Indenture.

(c) Each reduction of the Class A-2 Commitments shall be made ratably among the Holders in accordance with the amounts of their respective Class A-2 Commitments. No termination or reduction of the Class A-2 Commitments shall be effected except as provided in Section 2.05(b) hereof.

2.06 Advances; Prepayments

(a) All Advances made by a Holder shall be evidenced by the Class A-2 Note of such Holder and shall be governed by and subject to this Agreement and the Indenture. Advances may be prepaid from time to time to the extent payments are either required or permitted to be made under the Indenture; provided that any Class A-2 Prepayment under Section 10.06(b) of the Indenture shall be made upon not less than one Business Day’s notice to the Class A-2 Agent (with a copy to the Trustee and the Class A-2 Noteholders) by Issuer Order (or by the Servicer on behalf of the Issuer) specifying the amount and date of such Class A-2 Prepayment, and the Class A-2 Agent shall promptly notify each Holder of the contents of such notice from the Issuer (or from the Servicer, as the case may be). Each such notice of a Class A-2 Prepayment shall be irrevocable.

(b) The Class A-2 Agent hereby agrees that it shall keep a register (the “Class A-2 Note Register”) at the office of the Class A-2 Agent and in which the Class A-2 Agent shall maintain records of the Class A-2 Commitment of each Holder, the aggregate principal amount of Advances from time to time outstanding in respect of each Class A-2 Note, a copy of each Assignment and Acceptance delivered to the Class A-2 Agent pursuant to Section 6.03(b) and a copy of each Election Notice and of each Assignment and Acceptance delivered to the Class A-2 Agent to Section 6.03(f). On each Determination Date and at any time promptly following a request therefor by the Servicer or the Trustee, the Class A-2 Agent shall provide the Servicer and the Trustee with a report specifying the aggregate principal amount of Advances outstanding in respect of each Class A-2 Note and the Class A-2 Commitment of the related Holder (as of such Determination Date).

2.07 [Reserved]

2.08 Class A-2 Commitment Fee; Class A-2 Increased Costs

(a) Class A-2 Commitment Fee shall accrue and be payable by the Issuer as provided in the Indenture and the Sale and Servicing Agreement.

(b) Class A-2 Increased Costs shall be payable by the Issuer from time to time as provided in the Indenture. No Class A-2 Increased Cost shall be payable to any Holder or Liquidity Provider (each, a “Funding Entity”) on any Distribution Date unless such Funding Entity has delivered to the Class A-2 Agent, the Issuer and the Trustee on or prior to the related Determination Date a certificate setting forth the amount necessary to compensate such Funding Entity, for (i) any increase in the cost to a Funding Entity of making or maintaining any loan or asset purchase under this Agreement or the related Liquidity Facility (or of maintaining its obligation to make any such loan or asset purchase) resulting from a Change in Law applicable to such Funding Entity, (ii) any reduction in any amount received or receivable by a Funding Entity under this Agreement or the related Liquidity Facility resulting from a Change in Law applicable to such Funding Entity or (iii) any reduction in the rate of return on the capital of a Funding Entity or its parent/holding company resulting from a Change in Law applicable to such Funding Entity or parent/holding company to a level below that which such Funding Entity or bank holding company could have achieved but for such Change in Law. Failure or delay on the part of any Funding Entity to demand compensation pursuant to this Section shall not constitute a waiver of such Funding Entity’s right to demand such compensation; provided that the Issuer shall not be required to compensate a Funding Entity pursuant to this Section for any increased costs or reductions incurred more than six months prior to the earlier of (x) the date on which the applicable Funding Entity has actual knowledge of the Change in Law giving rise to such increased costs or reductions and (y) the date on which the applicable Funding Entity should, in the exercise of reasonable care, have knowledge of the Change in Law giving rise to such increased costs or reductions; provided further that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof. Each Holder agrees to use reasonable efforts (including, without limitation, a reasonable effort to change its applicable funding office or to transfer its affected interest to an Affiliate of such Holder) to avoid, or minimize the amount of, any demand for payment from the Issuer under this Section 2.08 unless such efforts would, in such Holder’s judgment, be disadvantageous to such Holder (as reasonably determined by such Holder in good faith).

(c) If the Issuer is required to pay Class A-2 Increased Costs to any Funding Entity under Section 2.08(b), the Servicer on behalf of Issuer, in the Servicer’s sole discretion, may require such Funding Entity to transfer or assign, in whole or in part, without recourse (in accordance with Section 6.03), all or part of its interests, rights and obligations under such Funding Entity’s Class A-2 Notes to another Person (provided that the Issuer identifies a Person that would otherwise be eligible under the terms of this Agreement to purchase such Class A-2 Notes and is ready, willing and able to be an assignee with respect thereto) which shall assume such assigned obligations (which assignee may be another Funding Entity, if such assignee accepts such assignment); provided that (i) the assignee has paid to such Funding Entity in immediately available funds the principal of and interest accrued and unpaid to the date of such payment on the Advances made by it hereunder and all other amounts owed to it hereunder, including, without limitation any Class A-2 Liquidity Amounts and any amounts that would be owing under this Section 2.08 and Section 2.09 if such Advances were prepaid on the date of such assignment, (ii) such assignment does not conflict with any law, rule or regulation or order of any governmental authority and (iii) such assignor Funding Entity is indemnified by the Issuer for any cost, expense, or other liabilities (but excluding loss of profits) incurred as a result of any action taken pursuant to this Section 2.08(c). The reasonable expense of any such transfer or assignment shall be borne by the Issuer and shall be paid only to the extent funds are available therefor in accordance with the Priority of Payments.

2.09 Breakage Costs

If the Issuer (a) pays any principal of any Advance other than on a Distribution Date (whether in connection with a permitted Class A-2 Prepayment of Advances, due to acceleration or otherwise) or (b) fails to effect a Draw on the scheduled date therefor after having submitted a

Draw Request to the Class A-2 Agent in accordance with Section 2.03 (each such prepayment or failed Draw, a “Break Funding Event”), then the Issuer shall compensate each affected Holder for any loss (excluding loss of profits), cost and expense incurred by such Holder as a result of such Break Funding Event. The loss to any Holder attributable to any such Break Funding Event shall be deemed to be an amount determined by such Class A-2 Holder to be equal to the excess (if any) of (i) such Holder’s cost of funding the principal amount of such prepayment or reduction (or failed Draw), for the period from the date of such Break Funding Event to but excluding the next Distribution Date over (ii) the amount of interest obtainable by such Holder upon the redeployment of an amount of funds equal to the amount of such prepayment or reduction (or failed Draw) for the period from the date of such Break Funding Event to but excluding the next Distribution Date. A certificate of any Holder setting forth any amount or amounts that such Holder is entitled to receive pursuant to this Section, and the calculation of such amount or amounts, shall be delivered to the Issuer, the Servicer, the Trustee and the Class A-2 Agent and shall be conclusive absent manifest error. The Issuer shall pay such Holder the amount shown as due on any such certificate on the Distribution Date following the Due Period in which such certificate is received by the Servicer and Trustee.

ARTICLE 3 – REPRESENTATIONS AND WARRANTIES; COLLATERAL

3.01 Representations and Warranties

The Issuer represents and warrants to the Holders, the Servicer, the Class A-2 Agent and the Trustee that:

(a) The Issuer is a statutory trust duly organized and validly existing and in good standing under the laws of the State of Delaware.

(b) It has the power to execute and deliver this Agreement and the Indenture and to perform its obligations under this Agreement and the Indenture and has taken all necessary action to authorize such execution, delivery and performance.

(c) Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

(d) All governmental and other consents that are required to have been obtained by it with respect to the execution, delivery and performance of this Agreement and the Indenture have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

(e) Its obligations under this Agreement and the Indenture constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(f) There is not pending or, to its knowledge, threatened against it, or against any of its Affiliates, any action, suit or proceeding at law or in equity or before any court, tribunal, government body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or the Indenture or its ability (as a matter of law) to perform its obligations under this Agreement or the Indenture.

(g) It is not required to register as an investment company under the 1940 Act.

(h) It has timely filed or caused to be filed all tax returns and reports required to have been filed and has timely paid or caused to be paid all taxes required to have been paid by it where the failure to do so could reasonably be expected to result, singularly or in the aggregate, in a material adverse effect.

(i) No Event of Default has occurred and is continuing.

3.02 Several Representations and Covenants of Each Holder and Each Committed Liquidity Provider

Each Holder and each Committed Liquidity Provider severally represents and warrants as of each date it shall acquire any interest in any Class A-2 Note, or fund any Advance (including the date that such Note Purchaser shall become a party hereto pursuant to an Assignment and Acceptance) and covenants (as to itself only and as to no other Holder) to the Issuer and the Class A-2 Agent that:

(a) it is an entity duly organized and validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization; it has the organizational power to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary organizational action to authorize such execution, delivery and performance; such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets and do not violate or conflict with in any material respect any material contractual restriction binding on or affecting it or any of its assets; all governmental and other consents that are required to have been obtained by it with respect to the execution, delivery and performance of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; there is not pending or, to its knowledge, threatened against it, or against any of its Affiliates, any action, suit or proceeding at law or in equity or before any court, tribunal, government body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or the Indenture or its ability to perform its obligations under this Agreement or the Indenture; it has duly executed and delivered this Agreement and its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(b) each of the representations and warranties set forth on Schedule 3.02 is true, correct and complete;

(c) it satisfies the Rating Criteria, and acknowledges and agrees that, if it shall at any time fail to comply with the Rating Criteria, it shall promptly (but in no event later than 5:00 p.m. on the Business Day such Holder or such Committed Liquidity Provider, as applicable, receives notice or otherwise becomes aware thereof, or, if such notice is received or such Holder or such Committed Liquidity Provider, as applicable, becomes aware thereof after 5:00 p.m. (Boston, Massachusetts time) on a Business Day or on any day which is not a Business Day, 9:00 a.m. (Boston, Massachusetts time) on the Business Day following the date such Holder or such Committed Liquidity Provider, as applicable, receives notice or otherwise becomes aware thereof) notify the Issuer, the Servicer, the Rating Agencies, the Class A-2 Agent and the Trustee thereof. Each Holder or Committed Liquidity Provider, as applicable, agrees that if it fails at any time to comply with or satisfy the Rating Criteria, such Holder or Committed Liquidity Provider, as applicable, shall use all reasonable efforts to assign (at the cost of such Holder or Committed Liquidity Provider, as applicable), within 30 days of such failure, all of its rights and obligations in respect of its Class A-2 Notes to another entity in accordance with the provisions specified in Section 6.03 (unless such Holder or Committed Liquidity Provider, as applicable, again satisfies the Rating Criteria within 30 days after such failure by delivering to the Issuer, the Class A-2 Note Agent, the Trustee and each Rating Agency a certification in writing that such Holder or Committed Liquidity Provider satisfies the Rating Criteria, such certification to include a letter from each Rating Agency establishing such ratings upgrade or such other evidence as shall be reasonably satisfactory to the Trustee and the Issuer); provided that the transferee entity must satisfy, on the effective date of the proposed replacement, the Rating Criteria. The replaced Holder and any Committed Liquidity Provider with respect thereto agrees to cooperate with all reasonable requests of the Issuer (or the Servicer on behalf of the Issuer) for the purpose of effecting such transfer. If such Holder or Committed Liquidity Provider is unable to make such transfer within 30 days after its failure to satisfy the Rating Criteria, the Issuer will make a Draw in the amount of the entire undrawn portion of such Holder’s Class A-2 Commitment and will make a deposit of the proceeds of such Draw into the Class A-2 Funding Account. The amount of such Draw shall not bear interest, but the Issuer shall pay the Class A-2 Commitment Fee on the amount of such Draw until the date such Holder or Committed Liquidity Provider, as applicable, makes an assignment to a replacement Holder or Committed Liquidity Provider, as applicable, which satisfies the Rating Criteria. Each Holder or Committed Liquidity Provider, as applicable, further acknowledges and agrees that if at any time it fails to fund any portion of a Draw as required under Article 2 of this Agreement (taking into account the terms of Section 6.03(f)) (any such Holder or Committed Liquidity Provider, as applicable, a “Defaulting Holder”), any payments of principal of or interest on any outstanding Advance and any Class A-2 Commitment Fee, that would otherwise be payable to such Defaulting Holder under this Agreement and the Indenture shall, for so long as such Defaulting Holder continues to fail to satisfy such requirement or until such Defaulting Holder is replaced by another entity that meets the Rating Criteria and satisfies such Defaulting Holder’s failed funding obligation, be deposited into a Holder Subaccount with respect to such Holder as provided in Section 3.02(d)(ii) and Section 10.08 of the Indenture and such Holder Subaccount shall be governed by the terms of the Indenture;

(d) the deposit of cash to a Holder Subaccount by any Holder or Committed Liquidity Provider, as applicable, shall not constitute a Draw by the Issuer and shall not constitute a utilization of the Class A-2 Commitment of such Holder, and the funds on deposit in a Holder Subaccount shall not constitute principal outstanding under a Class A-2 Note. Each Holder or Committed Liquidity Provider, as applicable, that has had payments deposited into a Holder Subaccount pursuant to the last sentence of Section 3.02(c) agrees that from and after the date of such deposit and until the related Collateral Account Termination Date, (i) the obligation of such Holder or Committed Liquidity Provider, as applicable, to make any Advance shall be satisfied by the Servicer withdrawing funds (and the Servicer will provide prior or contemporaneous notice of any such withdrawal to the Class A-2 Agent and the Class A-2 Noteholders) from such Holder Subaccount (provided that such Holder or Committed Liquidity Provider, as applicable, shall remain obligated in respect of such Advance to the extent the amount thereof exceeds the amount on deposit in such Holder Subaccount), (ii) all payments of principal (and, if such Holder or such Committed Liquidity Provider, as applicable, is a Defaulting Holder, interest) with respect to any Advances (and, if such Holder or such Committed Liquidity Provider, as applicable, is a Defaulting Holder, any Class A-2 Commitment Fees payable to such Holder or such Committed Liquidity Provider, as applicable) shall be made by depositing the related funds into such Holder Subaccount and (iii) the Servicer shall have full authority to withdraw funds (and the Servicer will provide prior notice of any such withdrawal to the Class A-2 Agent and the Class A-2 Noteholders) from such Holder Subaccount at the time of, and in connection with, the making of any Advance or any payment described in the foregoing clauses of this Section 3.02(d) and to deposit funds (with prior or contemporaneous notice of any such deposit to the Class A-2 Agent and the Class A-2 Noteholders) to such Holder Subaccount, all in accordance with the terms of and for the purposes set forth in this Agreement and in the Indenture. After the Collateral Account Termination Date for any Holder and any Committed Liquidity Provider with respect thereto (subject to the terms of Section 10.08(d) of the Indenture), all funds then held in the related Holder Subaccount shall be withdrawn from such Holder Subaccount and remitted to such Holder or such Committed Liquidity Provider, as applicable, and thereafter all payments of principal and interest with respect to Advances made by such Holder or such Committed Liquidity Provider, as applicable, shall be paid directly to such Holder or such Committed Liquidity Provider, as applicable. The Trustee shall promptly (at the direction of the such Holder or such Committed Liquidity Provider, as applicable ) invest any amounts on deposit in any Holder Subaccount in securities which satisfy the definition of Eligible Investments maturing on the day following the date of acquisition thereof (collectively, the “Class A-2 Permitted Investments”). Investment earnings received during each Due Period in respect of Class A-2 Permitted Investments in a Holder Subaccount will be paid to the applicable Holder or Committed Liquidity Provider, as applicable, on the related Distribution Date so long as it is not a Defaulting Holder at such time, and otherwise shall be deposited into such Holder Subaccount; and

(e) it agrees to treat the Issuer for U.S. Federal, state and local income tax purposes, (i) as an entity disregarded from its single owner if the Issuer has a single owner and (ii) as a partnership if the Issuer has more than one owner, to report all income (or loss) in accordance with such treatment and not take any action inconsistent with such treatment.

ARTICLE 4 – CONDITIONS

4.01 Closing Date Conditions

The obligations of the Holders to make Advances shall not become effective until the date on which the Indenture is executed and delivered and the Notes are duly authorized, issued, authenticated and delivered thereunder.

The purchase of the Class A-2 Note on the Closing Date and the obligation of each Holder to make an Advance on the occasion of the initial Draw pursuant to Article 2 is subject to the satisfaction of the following conditions (in addition to the conditions specified in Section 4.02):

(a) All of the conditions precedent in the Sale and Servicing Agreement and the Indenture shall have been satisfied or waived in accordance with the terms thereof.

(b) Each of the statements referred to in Section 4.02(a), (b), (c), (d), (e), (f) and (g) hereof shall be true (as if a Draw shall occur on the Closing Date), and the Class A-2 Agent (with a copy to the Class A-2 Noteholders) shall have received a certificate, dated the Closing Date, of an appropriate officer of the Servicer in which such officer shall (to the best of such officer’s knowledge) certify to such effect.

(c) The Class A-2 Notes shall have been duly executed by the Issuer and delivered to the Class A-2 Agent for the benefit of the Initial Holders.

4.02 Conditions to Advances

The obligation of each Holder to make an Advance on the occasion of any Draw pursuant to Article 2 is subject to the satisfaction of the following conditions:

(a) Notwithstanding any provision to the contrary in the Indenture, at the time of and immediately after giving effect to such Draw or issuance, each of the Portfolio Criteria shall be satisfied.

(b) Except as provided in Section 4.03, at the time of and immediately after giving effect to such Draw, no Default or Event of Default shall have occurred and be continuing or would result from such Draw.

(c) In the case of any Draw, the Class A-2 Agent shall have received a Draw Request given in accordance with Section 2.03.

(d) In the case of any Draw, the proceeds of such Draw shall be used solely to (i) fund Exposure Amounts relating to Revolving Loans and Delayed Draw Term Loans or (ii) acquire Additional Loans during the Ramp-Up Period and the Reinvestment Period. None of the proceeds of such Draw shall be used by the Issuer, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock. No Advance will be secured, directly or indirectly, by Margin Stock and the Indenture Collateral will not include any Margin Stock.

(e) All representations and warranties made by the Issuer in this Agreement and in Section 3.25 of the Indenture are true and correct in all material respects, as if repeated on the date of such Draw or issuance with respect to the facts and circumstances then existing (except to the extent that any such representation or warranty refers to a prior specific date).

(f) Each of this Agreement, the Indenture and the Class A-2 Notes is in full force and effect.

(g) All other conditions precedent to such Draw or issuance set forth in this Agreement and the Indenture have been satisfied (or waived pursuant to the terms hereof or thereof).

Except for a Draw made as contemplated under Section 4.03, each Draw shall be deemed to constitute a representation and warranty by the Issuer on the date thereof as to the applicable matters specified in paragraphs (a), (b), (d), (e), (f) and (g) of this Section.

4.03 Obligations Unconditional

Notwithstanding the failure to satisfy any of the conditions in the foregoing paragraphs (a), (b), (e) and (g) of Section 4.02, the Holders shall be obligated to make Advances to the Issuer in connection with Draws to fund Exposure Amounts relating to Revolving Loans and Delayed Draw Term Loans. However, the obligation of each Holder under this Section 4.03 shall terminate on the Commitment Termination Date.

4.04 Draws Upon Termination of the Reinvestment Period

(a) On the Commitment Termination Date, the Issuer (or the Servicer on behalf of the Issuer) shall make a Draw Request in accordance with Section 2.03 hereof in an amount equal to the undrawn amount of the Maximum Class A-2 Commitment as of such date. The Trustee will (at the direction of the Servicer and on behalf of the Issuer) upon receipt of such Draw, deposit into the Class A-2 Funding Account out of the proceeds of such Draw, an amount sufficient to cause the Class A-2 Funding Test to be satisfied and shall deposit the remaining proceeds of such Draw into the Principal and Interest Account where such amounts shall be applied in accordance with the Priority of Payments as Principal Proceeds on the following Distribution Date (or, if such amount is received on a Distribution Date, on such Distribution Date). The Class A-2 Commitments will terminate immediately after such Draw is made and such funds are deposited to the Class A-2 Funding Account and, as applicable, the Principal and Interest Account.

(b) The Servicer shall fund any Draw Request received after the end of the Reinvestment Period solely from funds available in the Class A-2 Funding Account.

ARTICLE 5 – THE CLASS A-2 AGENT

5.01 Appointment

Each of the Holders hereby irrevocably appoints the Class A-2 Agent as its agent and authorizes the Class A-2 Agent to take such actions on its behalf and to exercise such powers as are delegated to the Class A-2 Agent by the terms hereof and of the Indenture, together with such actions and powers as are reasonably incidental thereto.

5.02 Certain Duties and Responsibilities

(a) The Class A-2 Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Class A-2 Agent.

(b) Upon certificates and other notices furnished to the Class A-2 Agent and conforming to the requirements of this Agreement, the Class A-2 Agent may, in the absence of gross negligence, willful misconduct or bad faith on its part, conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein. Neither the Class A-2 Agent nor any of its affiliates, directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Holders representing a majority of the Class A-2 Commitments (and to the extent required under the Transaction Documents, the Issuer or Servicer on behalf of the Issuer) or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Class A-2 Agent nor any of its affiliates, directors, officers, agents or employees shall be responsible or have any duty to ascertain, inquire or verify: (i) any statement, warranty or representation made in connection with this Agreement, any of the other Transaction Documents or any Draw hereunder, (ii) the performance or observation of any of the covenants or agreements of the Issuer or (iii) the validity, effectiveness or genuineness of this Agreement, the Indenture or any instrument or writing furnished in connection herewith. The Class A-2 Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, fax, electronic messaging or similar writing) reasonably believed by it to be genuine or signed by the proper party or parties.

(c) No provision of this Agreement shall be construed to relieve the Class A-2 Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

(i) this subsection shall not be construed to limit the effect of subsections (a) and (b) of this Section 5.02;

(ii) the Class A-2 Agent shall not be liable for any error of judgment made in good faith by an officer, unless it shall be proven that the Class A-2 Agent was grossly negligent in ascertaining the pertinent facts; and

(iii) no provision of this Agreement shall require the Class A-2 Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, unless such risk or liability relates to performance of its ordinary services under this Agreement.

(d) For all purposes under this Agreement, the Class A-2 Agent shall not be deemed to have notice or knowledge of any Event of Default unless an officer of the Class A-2 Agent has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Class A-2 Agent.

(e) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Class A-2 Agent shall be subject to the provisions of this Section 5.02. Each Holder shall, ratably, in accordance with its Class A-2 Commitment (or, if the Class A-2 Commitments have been terminated or permanently reduced to zero, the unpaid principal amount of its Advances) indemnify each Indemnified Person for all Losses not reimbursed by the Issuer pursuant to Section 5.03(a)(iii); provided that no Holder shall have such indemnity or reimbursement obligation to the extent that such loss, liability or expense incurred by the applicable Indemnified Person arises out of, or in connection with any act or omission of any Indemnified Person constituting (x) negligence or (y) a breach of this Agreement.

5.03 Compensation

(a) Subject to Section 6.12 the Issuer agrees:

(i) to pay the Class A-2 Agent on each Distribution Date the Class A-2 Agent Fee for all services rendered by it hereunder;

(ii) except as otherwise expressly provided herein, to reimburse the Class A-2 Agent (subject to any written agreement between the Issuer and the Class A-2 Agent) forthwith upon its request for all reasonable fees and expenses (including attorneys’ fees) incurred or made by the Class A-2 Agent in accordance with any provision of this Agreement; and

(iii) to indemnify the Class A-2 Agent and its affiliates, officers, directors, employees and agents (collectively, “Indemnified Persons”), and to hold them harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with the exercise or performance of any of the Class A-2 Agent’s obligations or duties under this Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection therewith (collectively “Losses”);

provided that (x) such amounts described in clauses (i), (ii) and (iii) above shall be payable on each Distribution Date only to the extent that funds are available for such purpose in accordance with the Priority of Payments and (y) any such amounts that are not paid in full on any Distribution Date shall be deferred and shall be payable on a subsequent Distribution Date to the extent funds are available for such purpose in accordance with the Priority of Payments.

(b) The Class A-2 Agent shall, subject to Section 6.12 and the Priority of Payments, receive amounts pursuant to this Section 5.03 and Section 7.05 of the Sale and Servicing Agreement only to the extent that the payment thereof will not result in an Event of Default, and the failure to pay such amounts to the Class A-2 Agent shall not, by itself, constitute an Event of Default. The Class A-2 Agent hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the non-payment to the Class A-2 Agent of any amounts provided by this Section 5.03 until at least one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all the Notes issued under the Indenture.

5.04 Resignation and Removal; Appointment of a Successor

(a) No resignation or removal of the Class A-2 Agent and no appointment of a successor Class A-2 Agent pursuant to this Article 5 shall become effective until the appointment by the successor Class A-2 Agent under Section 5.05 becomes effective.

(b) The Class A-2 Agent may resign at any time by giving written notice thereof to the Issuer, the Servicer, the Holders, the Trustee and each Rating Agency.

(c) The Class A-2 Agent may be removed at any time by Holders representing a majority of the Class A-2 Commitments delivered to the Class A-2 Agent, the Trustee, the Servicer and to the Issuer.

(d) If at any time the Class A-2 Agent shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Class A-2 Agent or of its property shall be appointed or any public officer shall take charge or control of the Class A-2 Agent or of all or a substantial part of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (subject to Section 5.04(e)), (i) the Issuer, by Issuer Order, shall remove the Class A-2 Agent, or (ii) any Holder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Class A-2 Agent and the appointment of a successor Class A-2 Agent.

(e) If the Class A-2 Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Class A-2 Agent for any reason, the Issuer, by Issuer Order, shall promptly appoint a successor Class A-2 Agent. If the Issuer shall fail to appoint a successor Class A-2 Agent within 60 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Class A-2 Agent may be appointed by the Servicer or by Holders representing a majority of the Class A-2 Commitments at such time delivered to the Issuer and the retiring Class A-2 Agent. The successor Class A-2 Agent so appointed shall, forthwith upon its acceptance of such appointment, become the successor Class A-2 Agent and supersede any successor Class A-2 Agent proposed by the Issuer. If no successor Class A-2 Agent shall have been so appointed by the Issuer or such Holders and shall have accepted appointment in the manner hereinafter provided, any Holder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Class A-2 Agent.

(f) The Issuer shall give prompt notice of each resignation and each removal of the Class A-2 Agent and each appointment of a successor Class A-2 Agent by mailing written notice of such event by first class mail, postage prepaid, to the Trustee, each Rating Agency, the Servicer and to the Holders as their names and addresses appear in the Class A-2 Note Register. Each notice shall include the name and address of the successor Class A-2 Agent. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor Class A-2 Agent, the successor Class A-2 Agent shall cause such notice to be given at the expense of the Issuer.

5.05 Acceptance of Appointment by Successor

Every successor Class A-2 Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Class A-2 Agent an instrument accepting such appointment with immediate effect. Upon delivery of the required instrument, the resignation or removal of the retiring Class A-2 Agent shall become effective and such successor Class A-2 Agent, without any other act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of the retiring Class A-2 Agent; save that, upon request of the Issuer or Holders representing a majority of the Class A-2 Commitments or the successor Class A-2 Agent, such retiring Class A-2 Agent shall, upon payment of its fees and expenses then unpaid, execute and deliver an instrument transferring to such successor Class A-2 Agent all the rights, powers and trusts of the retiring Class A-2 Agent.

ARTICLE 6 – MISCELLANEOUS

6.01 Notices

Except in the case of notices and other communications expressly permitted to be given by telephone or electronic messaging system, all notices and other communications provided for herein (including each consent, notice, direction or request) shall be in writing and shall be delivered by hand or overnight courier service or sent by fax, as follows:

(a) if to the Issuer, the Servicer or the Trustee, at its address or fax number set forth in the Indenture;

(b) if to the Class A-2 Agent, at its address or fax number set forth on Schedule 2.01 or at such other address as shall be designated by the Class A-2 Agent in a notice to the Issuer, each Holder, the Trustee and the Servicer; and

(c) if to any Holder, at its address or fax number set forth on Schedule 2.01 (in the case of any Initial Holder) or in the Assignment and Acceptance delivered by it; or at such other address as shall be designated by a Holder in a notice to the Issuer, the Class A-2 Agent, the Trustee and the Servicer.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

6.02 Waivers; Amendments

(a) No waiver of any provision of this Agreement or consent to any departure by the Issuer herefrom shall in any event be effective unless the same shall be permitted by Section 6.02(b) and the S&P Rating Condition is satisfied with respect thereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of an Advance shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Servicer, the Trustee, the Class A-2 Agent, any Holder or any other Noteholder may have had notice or knowledge of such Default or Event of Default at the time.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Servicer on behalf of the Issuer and the Class A-2 Agent with the consent of Holders representing a majority of the Class A-2 Commitments except as otherwise expressly provided in Section 6.02(c); provided that no such agreement shall amend, modify or otherwise affect the rights or duties of the Trustee or of the Servicer, as applicable, hereunder or in respect hereof without the prior written consent of the Trustee or of the Servicer, as applicable. Prior to entering into any amendment, waiver or modification to this Agreement, the Rating Agency Condition shall be satisfied with respect thereto. Subject to the foregoing, the Servicer on behalf of the Issuer shall give written notice to each Rating Agency and the Trustee of any waiver, amendment or modification of any provision of this Agreement.

(c) No waiver, amendment or modification of the Indenture or any other agreement referred to herein or therein to which the Issuer is a party (other than this Agreement) shall affect any of the rights or obligations under this Agreement of the parties hereto unless such waiver, amendment or modification is effected in accordance with the applicable provisions of this Agreement and the Indenture; provided that no such waiver, amendment or modification shall increase the Maximum Class A-2 Commitment, or extend the term of any of the Class A-2 Commitments, or extend the time or waive any requirement for the reduction or termination of any of the Class A-2 Commitments, without the consent of each of the Holders.

(d) A failure or delay in exercising any right, power or privilege in respect of this Agreement shall not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege shall not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

6.03 Successors and Assigns

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and transferees.

(b) The Issuer may not assign or delegate any of its rights or obligations under this Agreement without the prior consent of each Holder, the Class A-2 Agent the Trustee and the Servicer, provided that the Issuer is Granting all of its rights under this Agreement to the Trustee pursuant to the Indenture. No Holder may assign or delegate any of its rights or obligations under this Agreement or under any Class A-2 Notes, except that (i) any Holder may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Class A-2 Commitment and the Advances at the time owing to it); provided that, in either such case, (A) any assignment by a Holder of less than all of a Class A-2 Note or the related Class A-2 Commitment shall be of the same ratable portion of such Class A-2 Note and the related Class A-2 Commitment, (B) no such assignment shall be effected unless all conditions precedent to the transfer of the relevant Class A-2 Note specified in the Indenture (including such assignee’s satisfaction of the Rating Criteria) have been satisfied and such Holder shall have received the prior written consent of the Issuer and the Servicer to such assignment, and (C) no such assignment shall be effected unless the parties to such assignment shall have executed and delivered to the Class A-2 Agent (with a copy to the Trustee, the Servicer and the Class A-2 Noteholders) a duly completed Assignment and Acceptance and (ii) any Holder that is entitled under a Liquidity Facility to borrow loans from, or sell all or a portion of Class A-2 Notes or interests therein to, Liquidity Providers may assign its rights hereunder and under the Class A-2 Notes and/or delegate to the related Liquidity Providers, and such Liquidity Providers may severally agree to each perform their ratable share (determined in accordance with their respective Class A-2 Commitments under the relevant Liquidity Facility) of, all of the Holder’s obligations hereunder or under the Class A-2 Notes provided that each related Liquidity Provider which is a Committed Liquidity Provider either executes and delivers a signature page hereto or enters into an Assignment and Acceptance agreeing to be a Committed Liquidity Provider hereunder. Upon acceptance and recording pursuant to Section 6.03(c), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Holder or of a Committed Liquidity Provider, as applicable, under this Agreement, and the assigning Holder thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Holder’s rights and obligations under this Agreement and in respect of Class A-2 Notes, such Holder shall cease to be a party hereto).

(c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Holder and an assignee and/or delegee, the Class A-2 Agent shall accept such Assignment and Acceptance and record the information contained therein in the Class A-2 Note Register. No such assignment or delegation shall be effective for purposes of this Agreement unless it has been recorded in the Class A-2 Note Register as provided in this paragraph.

(d) Any Holder may at any time Grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Holder, including any such Grant to a Federal Reserve Bank, and this Section 6.03 shall not apply to any such Grant of a security interest; provided that no such Grant of a security interest shall release a Holder from any of its obligations hereunder or substitute any such assignee for such Holder as a party hereto.

(e) Notwithstanding anything in Section 6.03(b) to the contrary, any Holder may delegate its obligations hereunder in respect of any Class A-2 Note held by such Holder to its Liquidity Providers; provided that (i) each such Liquidity Provider which is a Committed Liquidity Provider either executes and delivers a signature page hereto or enters into an Assignment and Acceptance Agreement pursuant to which it agrees to be a Committed Liquidity Provider hereunder, (ii) such delegation shall be effected ratably according to the respective Class A-2 Commitments under the Liquidity Facility of the Liquidity Providers, (iii) notwithstanding such delegation, such Holder may, in its sole discretion, continue to perform the obligations so delegated (and the Liquidity Providers shall have no right to perform such obligations in the event such Holder performs such obligations) and (iv) subject to the immediately preceding clause (iii), the rights and obligations of the parties hereto in respect of any Advances made by such Holder hereunder shall not be affected by such delegation. Any such delegation shall also be subject to the several agreement of the Liquidity Providers (for the express benefit of such Holder, the Issuer, the Class A-2 Agent, the Servicer and the Trustee) to

be included in their respective Assignment and Acceptance Agreements to perform all of the obligations of such Holder hereunder delegated to the Liquidity Providers as provided in the foregoing sentence, with each Liquidity Provider agreeing to perform only its ratable share of such obligations as so provided. With respect to Advances made by the Liquidity Providers in accordance with the delegation provided above, the Liquidity Providers shall be subrogated, severally and ratably in accordance with their respective Class A-2 Commitments under the Liquidity Facility, to the rights of the relevant Holder against the Issuer in respect of the related Class A-2 Note and under the Indenture.

(f) Notwithstanding anything in Section 2.01 or Section 6.03(b) to the contrary, if any Holder party hereto elects to be subject to this Section 6.03(f), then such Holder (unless it is maintaining a Class A-2 Holder Collateral Account as provided in Sections 3.02(d)) shall not be obligated to make Advances hereunder except as provided in Section 2.01(b)(i); provided that such Holder shall have in effect at all times (unless it is maintaining a Class A-2 Holder Collateral Account as provided in Sections 3.02(d) for the full amount of its unfunded Class A-2 Commitment) a Liquidity Facility with one or more Liquidity Providers pursuant to which such Liquidity Providers are obligated (ratably according to their respective Class A-2 Commitments under the Liquidity Facility), to make loans to, or acquire interests in assets of, such Holder in an aggregate principal amount up to the aggregate stated principal amount at such time Outstanding of Class A-2 Notes held by such Holder (such a Liquidity Provider a “Committed Liquidity Provider”) and each such Committed Liquidity Provider has agreed (for the express benefit of such Holder, the Issuer, the Class A-2 Agent, the Servicer and the Trustee) to be a Committed Liquidity Provider hereunder by either executing and delivering a signature page hereto or by entering into an Assignment and Acceptance Agreement. Notwithstanding the foregoing, such Holder may, in its sole discretion, elect, from time to time, to fund any Advance requested by the Issuer in respect of any Class A-2 Note held by such Holder. With respect to Advances made by the Liquidity Providers under the Liquidity Facility as contemplated by this Section 6.03(f) at the request of the Issuer on behalf of such Holder, the Liquidity Providers for such Holder shall be subrogated, severally and ratably in accordance with their respective Class A-2 Commitments under the Liquidity Facility, to the rights of such Holder against the Issuer in respect of the related Class A-2 Notes and under the Indenture. Any such Holder that elects to enter into a Liquidity Facility as contemplated by and to be subject to this Section 6.03(f) shall indicate such Holder’s election on Schedule 2.01 at the time it first becomes a Holder and shall provide to the Issuer and the Trustees an original executed signature page to this Agreement (in the case of a Committed Liquidity Provider that becomes a party hereto on the Closing Date) or an original executed copy of each Assignment and Acceptance Agreement, in each case, executed by its Committed Liquidity Providers, with a copy thereof to the Class A-2 Agent and the Servicer.

(g) Without limiting the effect of Section 6.03(f), for so long as a Holder is a CP Conduit, and notwithstanding any provisions contained herein or in the Indenture, such Holder shall not, and shall not be obligated to, make any payments hereunder or under the Indenture (except with respect to funding Draws as and to the extent required under this Agreement), unless such Holder has received funds which may be used to make such payment and which funds are not required to repay its commercial paper notes when due and, after giving effect to such payment, either (i) the Holder could issue commercial paper notes to refinance all of such Holder’s outstanding commercial paper notes (assuming such outstanding commercial paper notes matured at such time) in accordance with the governing documents governing such

Holder’s commercial paper program or (ii) all of such Holder’s commercial paper notes are paid in full. Any amount which the Holder does not fund pursuant to the operation of this paragraph shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or obligation of such Holder for any such insufficiency.

6.04 Survival

All covenants, agreements, representations and warranties made by the Issuer herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Advances, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Trustee, the Servicer, the Class A-2 Agent or any Holder may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any Class A-2 Note or any amount payable under this Agreement or the Indenture in respect of any Class A-2 Note is outstanding and unpaid and so long as the Class A-2 Commitments have not expired or terminated.

6.05 Counterparts; Integration; Effectiveness

This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, any Liquidity Facility and the Indenture constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Issuer, the Initial Holders party hereto and when the Issuer shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by fax or by electronic messaging shall be effective as delivery of a manually executed counterpart of this Agreement.

6.06 Severability

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.07 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial Right.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AGREEMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to Section 6.12, nothing in this Agreement shall affect any right that the Class A-2 Agent or any Holder may otherwise have to bring any action or proceeding relating to this Agreement against the Issuer or their properties in the courts of any jurisdiction.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the first sentence of Section 6.07(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.08 Benefits of Indenture and this Agreement

The Issuer hereby acknowledges and confirms that each representation, warranty, covenant and agreement made pursuant to the Indenture by it is also made herein to the Trustee, all for the benefit and security of the Securityholders (including the Holders of the Class A-2 Notes) as provided in the Indenture.

Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns and the Holders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

6.09 Headings

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

6.10 No Proceedings

Each of the parties hereto hereby agrees (which agreement shall, pursuant to the terms of this Agreement, be binding upon their respective successors and assigns) that they shall not institute against, or join any other Person in instituting against, any Holder which is a CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day (or, if longer, the applicable preference period then in effect) after the latest maturing commercial paper note or other debt obligation issued by such Holder is paid, provided that the foregoing shall not limit the rights of the Issuer to take any such action with respect to any Liquidity Provider to which the obligations of such Holder have been delegated in accordance with Section 6.03(e) and (f). The provisions of this Section 6.10 shall survive the termination of this Agreement.

6.11 Recourse Against Certain Parties

No recourse under or with respect to any obligation, covenant or agreement of any Holder shall be had against any incorporator, stockholder, affiliate, officer, member, manager, partner, employee or director of such Holder, as such, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Holder contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Holder, and that no personal liability whatsoever shall attach to or be incurred by the any incorporator, stockholder, affiliate, officer, member, manager, partner, employee or director of such Holder, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Holder contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such incorporator, stockholder, Affiliate, officer, employee, member, manager, partner or director of such Holder for breaches by such Holder of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 6.11 shall survive the termination of this Agreement.

6.12 Non-Petition; Non-Recourse Obligations

Each Holder agrees that it shall not cause the filing of a petition in bankruptcy against the Issuer in any jurisdiction for any amounts due hereunder until at least one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all the Notes issued under the Indenture. The Class A-2 Notes and all obligations of the Issuer under this Agreement are non-recourse obligations of the Issuer. The Class A-2 Notes and all of the other obligations of the Issuer under this Agreement are payable solely from the Loan Assets and other Collateral pledged by the Issuer to secure the Notes subject to the availability of funds for such purpose in accordance with the Priority of Payments established under the Indenture and, following realization of the Collateral, any claims against the Issuer shall be extinguished and shall not thereafter revive. None of the security holders, stockholders, beneficial owners, members, managers, officers, directors, employees, partners or incorporators of the Issuer, the Servicer, the Placement Agents, the Trustee, any of their respective affiliates and any other person or entity shall be obligated to make payments on the Notes. Consequently, the Holders of the Notes must rely solely on amounts received in respect of the Loan Assets and other Collateral pledged to secure the Notes for the payment of principal thereof and interest, Class A-2 Commitment Fee and all other amounts owing thereon. The provisions of this Section 6.12 shall survive the termination of this Agreement.

6.13 [Reserved]

6.14 Disclosure

Each Holder and the Class A-2 Agent shall (subject to the terms of the Indenture including Section 11.01 thereof) be permitted to disclose information (a) to such of its officers, directors, employees, attorneys and accountants, Liquidity Providers and rating agencies as need to know such information in connection with its participation in any of the transactions or the administration of or litigation concerning this Agreement; (b) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any governmental authority; (c) to the extent such information (i) becomes publicly available other than as a result of a breach of this Agreement or the tortious act of a third party or (ii) becomes available to any such party on a non-confidential basis; or (d) to the extent that the Issuer shall have previously consented to such disclosure in writing. Notwithstanding anything to the contrary herein, all persons may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions described herein and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure. This authorization to disclose the tax treatment and tax structure does not permit disclosure of information identifying the Issuer, the Servicer or any other party to the transactions contemplated hereby or the pricing (except to the extent pricing is relevant to tax structure or tax treatment) of this offering.

Each of the parties hereby covenants and agrees that so long as Fairway Finance Company, LLC is the registered owner of the Class A-2 Notes:

(a) except with respect to the Class A-2 Holder Collateral Account, it waives any right to set-off and to appropriate and apply any and all deposits and any other indebtedness at any time held or owing thereby to or for the credit or the account of Fairway Finance Company, LLC against and on account of the obligations and liabilities of Fairway Finance Company, LLC to such party under this Agreement; and

(b) notwithstanding anything to the contrary herein no provision of this Agreement adversely affecting the rights or duties of Fairway Finance Company, LLC or a Liquidity Provider for Fairway Finance Company, LLC may be amended or waived without the written consent of Fairway Finance Company, LLC.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers as of the day and year first above written.

NEWSTAR COMMERCIAL LOAN TRUST 2006-1, as the Issuer

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Trust

By:	/s/ Michele C. Harra
Name:	Michele C. Harra
Title:	Financial Services Officer

NewStar Commercial Loan Trust 2006-1

Class A-2 Note Purchase Agreement

U.S. BANK NATIONAL ASSOCIATION, as Class A-2 Agent

By:	/s/ Kyle Harcourt
Name:	Kyle Harcourt
Title:	Vice President

NewStar Commercial Loan Trust 2006-1

Class A-2 Note Purchase Agreement

FAIRWAY FINANCE COMPANY, LLC, as Class A-2 Note Holder

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

NewStar Commercial Loan Trust 2006-1

Class A-2 Note Purchase Agreement

BANK OF MONTREAL, as Liquidity Provider

By:	/s/ Stephen Maenhout
Name:	Stephen Maenhout
Title:	Vice President

NewStar Commercial Loan Trust 2006-1

Class A-2 Note Purchase Agreement

SCHEDULE 2.01

INITIAL HOLDERS

Name of Holder	Initial Class A-2 Commitment	Address for Notices
Fairway Finance	$40,000,000	Fairway Finance Company, LLC
Company		c/o Lord Securities Corporation
		48 Wall Street, 27th Floor
		Facsimile No. (212) 346-9012
		Telephone: (212) 346-9000
		Attention: Jill A. Gordon

		With a copy to:

		c/o Harris Nesbitt Corp.
		115 South LaSalle Street
		13th Floor West
		Chicago, Illinois 60603
		Attention: Kevin Gibbons
		Facsimile No. (312) 293-4908
		Telephone No. (312) 461-5542

Fairway Finance Company, LLC shall not make a Qualified Securitization Pledge

Payment Instructions:

Account Bank: Harris Trust & Savings Bank, Chicago, IL

ABA#: 071000288

Account#: 254580-4

Account Name: Fairway Finance

Ref: NewStar 2006-1

Tax ID#: 364195258

CLASS A-2 AGENT

Address for Notices

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: NewStar Commercial Loan Trust 2006-1 – Class A-2

Facsimile No.: (503) 258-6028

Schedule 2.01-1

SCHEDULE 3.02

Pursuant to Section 3.02 of the Class A-2 Note Purchase Agreement to which this Schedule 3.02 is attached, each Holder (including each Assignee thereof) and each Committed Liquidity Provider, if any (as if it were deemed to be a Holder hereunder) hereby makes the acknowledgments, covenants, representations and agreements set forth below solely with respect to itself:

(1) The Holder (a)(i) is a Qualified Institutional Buyer who is a Qualified Purchaser and is acquiring the Notes in reliance on the exemption from the Securities Act registration provided by Rule 144A thereunder or (ii) is a non-U.S. Person who is a Qualified Purchaser and is acquiring the Class A-2 Notes in certificated form in an offshore transaction in reliance on the exemption from the Securities Act registration provided by Regulation S thereunder and (b) understands the Class A-2 Notes will bear the legend set forth below.

(2) The Holder understands that the Class A-2 Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Class A-2 Notes have not been and will not be registered under the Securities Act, and, if in the future the Holder decides to offer, resell, pledge or otherwise transfer the Class A-2 Notes, such Class A-2 Notes may be offered, resold, pledged or otherwise transferred only in accordance with the legend on such Class A-2 Notes described herein. The Holder acknowledges that no representation is made by the Issuer or the Placement Agents as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Class A-2 Notes.

(3) The Holder understands that an investment in the Class A-2 Notes involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. The Holder has had access to such financial and other information concerning the Issuer and the Class A-2 Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its acquisition of the Class A-2 Notes, including an opportunity to ask questions of and request information from the Issuer.

(4) In connection with the purchase of the Class A-2 Notes: (i) none of the Issuer or the Placement Agents is acting as a fiduciary or financial or investment adviser for the Holder; (ii) the Holder is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer or the Placement Agents other than any in a current offering memorandum for such Class A-2 Notes and any representations expressly set forth in a written agreement with such party; (iii) none of the Issuer or the Placement Agents has given to the Holder (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Class A-2 Notes; (iv) the Holder has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed

Schedule 3.02-1

necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the documentation for the Class A-2 Notes) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer or the Placement Agents; (v) the Holder has determined that the rates, prices or amounts and other terms of the purchase and sale of the Class A-2 Notes reflect those in the relevant market for similar transactions; (vi) the Holder is purchasing the Class A-2 Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; (vii) the Holder is a sophisticated investor familiar with transactions similar to its investment in the Class A-2 Notes; and (viii) the purchase of such Class A-2 Notes by the Holder is within its powers and authority, is permissible under applicable laws governing such purchase, has been duly authorized by it and otherwise complies with applicable laws.

(5) The Holder is a Qualified Purchaser for purposes of Section 3(c)(7) of the 1940 Act and is not a Flow-Through Investment Vehicle (other than a Qualifying Investment Vehicle). The Holder, to the extent it is a private investment company formed before April 30, 1996, has received the necessary consent from its beneficial owners and the Holder agrees that it will not hold such Class A-2 Notes for the benefit of any other person and will be the sole beneficial owner thereof for all purposes and that it will not sell participation interests in the Class A-2 Notes or enter into any other arrangement pursuant to which any other person will be entitled to a beneficial interest in the distributions on the Class A-2 Notes. The Holder understands and agrees that any purported transfer of the Class A-2 Notes to a Holder that does not comply with the requirements of this paragraph will be null and void ab initio.

(6) Each Holder of Class A-2 Notes understands that the Class A-2 Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER REQUIREMENTS OF LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) UNDER THE 1940 ACT (A “QUALIFIED PURCHASER”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER

Schedule 3.02-2

TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER REQUIREMENTS OF LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT IT IS NOT, AND IS NOT ACQUIRING OR HOLDING THIS NOTE, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR WITH ANY ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 (AS AMENDED, “ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (AS AMENDED, THE “CODE”) (COLLECTIVELY, A “PLAN “), OR OTHER PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”).

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

ADDITIONAL AMOUNTS MAY BE BORROWED IN RESPECT OF A CLASS A-2 NOTE AFTER THE DATE OF ISSUE THEREOF IN ACCORDANCE WITH THE INDENTURE AND THE CLASS A-2 PURCHASE AGREEMENT DATED AS OF THE CLOSING DATE AMONG THE ISSUER AND THE HOLDERS OF CLASS A-2 NOTES PARTY THERETO.”

Schedule 3.02-3

(7) The Holder will not, at any time, offer to buy or offer to sell the Class A-2 Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

(8) The Holder is not purchasing the Class A-2 Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act.

(9) The Holder has carefully read and understands the Offering Memorandum, including, without limitation, the “Risk Factors” Section of the Offering Memorandum, and has based its decision to purchase the Class A-2 Notes on the information contained therein and not upon any other information, if any, provided by the Issuer or the Placement Agents. The Holder has received copies of the Transaction Documents and all relevant information as it shall have deemed necessary or desirable in order to make its investment decision. It understands that the terms of the transactions contemplated by the Transaction Documents (as set forth in the Transaction Documents) supercede and replace all terms described or summarized in any term sheet or the Offering Memorandum previously distributed to it. The Holder understands that an investment in the Class A-2 Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Holder understands that the Class A-2 Notes will be highly illiquid and are not suitable for short-term trading.

(10) The Holder will provide notice to each Person to whom it proposes to transfer any interest in the Class A-2 Notes of the transfer restrictions set forth in Section 4.02 of the Indenture, including the Exhibits referenced in Section 4.02 of the Indenture.

(11) The Holder understands that the Indenture permits the Issuer to require any holder of a beneficial interest in the Notes who is determined not to be either (i) both a Qualified Institutional Buyer and a Qualified Purchaser or (ii) a Qualified Purchaser who is a non-U.S. Person at the time of acquisition of such Class A-2 Notes to sell all its right, title and interest in such Class A-2 Notes to a Person who is either (A) both a Qualified Institutional Buyer and a Qualified Purchaser or (B) a Qualified Purchaser who is a non-U.S. Person in a transaction meeting the requirements of Rule 144A or Regulation S, as applicable.

(12) The Holder acknowledges that no action was taken or is being contemplated by the Issuer that would permit a public offering of the Class A-2 Notes or possession or distribution of the Offering Memorandum with respect thereto or any amendment thereof or supplement thereto or any other offering material relating to the Class A-2 Notes in any jurisdiction where, or in any circumstances in which, action for those purposes is required. Nothing contained in the Offering Memorandum relating to the Class A-2 Notes will constitute an offer to sell or a solicitation of an offer to purchase any Class A-2 Notes in any jurisdiction where it is unlawful to do so absent the taking of such action or the availability of an exemption therefrom.

Schedule 3.02-4

(13) Each initial Holder and each subsequent transferee of a Class A-2 Note (or any interest therein) hereby represents, warrants and covenants that, at the time of its acquisition and throughout the period of its holding (including, without limitation, the exercise of any rights thereunder) and disposition of such Class A-2 Note (or any interest therein), it is not, and is not directly or indirectly acquiring or holding the Note or any interest therein for, on behalf of, or with any assets of, an employee benefit plan or other arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code, or a plan or other arrangement subject to any federal, state, local, non-U.S. or other law that is substantively similar to the foregoing provisions of ERISA or the Code (“Similar Law”).

(14) The Holder is not a conduit entity participating in a conduit financing arrangement, within the meaning of Section 7701(1) of the Code or Treasury Regulation financing arrangement. The Holder shall indemnify the Issuer against any Taxes imposed on the Issuer due to the IRS finding that the Holder is a conduit entity participating in a conduit financing arrangement.

(15) The Holder understands that the Issuer may require certification acceptable to the Issuer (a) to permit the Issuer to make payments to it without, or at a reduced rate of withholding or (b) to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer received payments on its assets. It agrees to provide any such certification that is requested by the Issuer that is it legally capable of providing and is otherwise consistent with this Agreement.

(16) The Holder understands that the Issuer has the right to request and receive from it additional representations and undertakings, that it is legally capable of providing, from time to time, as the Issuer may deem necessary and prudent in order to comply with legal requirements applicable to the Issuer.

(17) The Holder acknowledges that the Issuer, the Placement Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations or agreements made or deemed to have been made by it by its purchase of the Class A-2 Notes are no longer accurate, it shall promptly notify the Issuer and the Placement Agents.

(18) The Holder is a United States Person (as defined in Section 7701(a)(30) of the Code.

Schedule 3.02-5

EXHIBIT A

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Class A-2 Note Purchase Agreement dated as of June 8, 2006 (as modified and supplemented and in effect from time to time, the “Class A-2 Note Purchase Agreement”) between NewStar Commercial Loan Trust 2006-1, a statutory trust created and existing under the laws of the State of Delaware (the “Issuer”), the Holders party thereto and U.S. Bank National Association, as Class A-2 Agent (the “Class A-2 Agent”), relating to the Class A-2 Notes issued under the Indenture dated as of June 8, 2006 (as modified and supplemented and in effect from time to time, the “Indenture”) entered into by the Issuer and U.S. Bank National Association, as the Trustee. Terms used but not defined herein have the respective meanings given to such terms in (or incorporated by reference in) the Class A-2 Note Purchase Agreement and in the Indenture.

The Assignor named on the signature pages hereof (the “Assignor”) hereby sells and assigns to the Assignee named on the signature pages hereof (the “Assignee”), and the Assignee hereby purchases and assumes from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Class A-2 Note Purchase Agreement, including, without limitation, the interests set forth below in the Class A-2 Notes held by (and the related Class A-2 Commitment of and outstanding principal amount of Advances held by) the Assignor on the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Class A-2 Note Purchase Agreement and the Indenture. From and after the Assignment Date (A) the Assignee shall be a party to and be bound by the provisions of the Class A-2 Note Purchase Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Holder thereunder and (B) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Class A-2 Note Purchase Agreement. The Assignor hereby represents and warrants to the Assignee that, as of the Assignment Date, the Assignor (1) owns the Assigned Interest free and clear of any lien or other encumbrance and (2) is not aware of any Default or Event of Default under the Indenture. The Assignee hereby makes to the Assignor, the Issuer, the Servicer, the Trustee and the Class A-2 Agent all of the representations and warranties set forth in Section 3.02 of the Class A-2 Note Purchase Agreement (including those made by reference to Schedule 3.02 thereof).

Each of the parties hereby covenants and agrees that so long as [                                ] is the registered owner of the Class A-2 Notes:

except with respect to the Class A-2 Holder Account, it waives any right to set-off and to appropriate and apply any and all deposits and any other indebtedness at any time held or owing thereby to or for the credit or the account of [                                ] against and on account of the obligations and liabilities of [                                ] to such party under this Agreement; and

notwithstanding anything to the contrary herein no provision of this Agreement adversely affecting the rights or duties of [                                ] or a Liquidity Provider for [                                ] may be amended or waived without the written consent of [                                ].

Exhibit A-1

This Assignment and Acceptance shall be governed by and construed in accordance with the law of the State of New York.

Legal Name of Assignor:

Legal Name of Assignee:

Assignee’s Address for Notices:

Fax No.:

Details of electronic messaging system:

Payment Instructions:

Federal Taxpayer ID No. of Assignee:

Effective Date of Assignment (“Assignment Date”):

	Amount Assigned		Amount Retained
Class A-2 Commitment:	U.S.$	[ ]	U.S.$	[ ]
Outstanding Principal
Amount of Advances:	U.S.$	[ ]	U.S.$	[ ]

The Assignee [shall/shall not] make a Qualified Securitization Pledge

[[Name of Holder] elects to be subject to Section 6.03(f) of the Class A-2 Note Purchase Agreement]

The terms set forth above are hereby agreed to:

[Name of Assignor], as Assignor

By:
Name:
Title:

[Name of Assignee], as Assignee

By:
Name:
Title:

Exhibit A-2

[ ], as Committed Liquidity Provider with regard to

[ ], as Class A-2 Note Holder

By:
Name:
Title:

Exhibit A-3

Consented to by:

NEWSTAR COMMERCIAL LOAN TRUST
2006-1, as the Issuer

By:	NewStar Financial, Inc., as Servicer

By:
Name:
Title:

NEWSTAR FINANCIAL, INC., as the Servicer

By:
Name:
Title:

Exhibit A-4

EXHIBIT B

FORM OF DRAW REQUEST

(Advances)

[Date]

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: NewStar Commercial Loan Trust 2006-1 - Class A-2 Notes

Facsimile No.: (503) 258-6028

Re:	Class A-2 Note Purchase Agreement dated as of June 8, 2006

Ladies and Gentlemen:

This Draw Request is delivered to you pursuant to Sections 2.03 of that certain Class A-2 Note Purchase Agreement dated as of June 8, 2006 (as modified and supplemented and in effect from time to time, the “Class A-2 Note Purchase Agreement”) between NewStar Commercial Loan Trust 2006-1, a statutory trust created and existing under the laws of the State of Delaware (the “Issuer”), the Holders party thereto and U.S. Bank National Association, as Class A-2 Agent (the “Class A-2 Agent”). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in (or incorporated by reference in) the Class A-2 Note Purchase Agreement and the Indenture.

1.	The Issuer hereby requests a Draw in the principal amount of $ .

(i) The amount of [Class A-2 Holder’s] Advance pursuant to the requested Draw is $            .

(ii) The amount of [Class A-2 Holder’s] Advance pursuant to the requested Draw is $            .

(iii) The amount of [Class A-2 Holder’s] Advance pursuant to the requested Draw is $            .

2.	The Issuer hereby requests that the Advances be made on and as of the date above first written.

3.	All of the conditions applicable to the Advance requested herein as set forth in the Class A-2 Note Purchase Agreement have been satisfied as of the date hereof.

4.	Attached hereto is a duly completed Annex A to this Draw Request setting forth the information required therein.

Exhibit B-1

IN WITNESS WHEREOF, the undersigned have executed this Draw Request this      day of                     , 2006.

NEWSTAR COMMERCIAL LOAN TRUST 2006-1, as the Issuer

By:	NewStar Financial, Inc., as Servicer

By:
Name:
Title:

Exhibit B-2

Annex A

Seller:	NewStar 2006-1
Asset Type:	Corporate Loans
Seller’s Industry:	Financial Institution
SECTION:	Interim Borrowings

INTERIM BORROWINGS

Class A-2 - Revolving

1	Draw Date		MM/DD/YYYY
2		Total A-2 Commitment
3		Current Amount Outstanding
4		Amount standing to the credit of Class A-2 Funding Account	—
5		(Information taken from servicer report)
6		Total Commitments (funded + unfunded) as of Draw Date
7		AOLB as of Draw Date
8
9		Required Amount (Line 14 - Line 10)
10		Exposure Amt (Line 6 - Line 7)	—
11		TOTAL DRAW (Line 12 + Line 13)	—
12		Draw Amount (Information taken fm Draw Request - first)	—
13		Draw Amount (Information taken fm Draw Request - second)	—
14		Undrawn Amount of Class A-2 Commitments (Line 2 - Line 3)	—
15
16		PAYDOWN, if any
17		CLASS A-2 FUNDING TEST as of Draw Date
18		(if Drawn + Undrawn >= Exposure Amt, Complies, Fails)
19		Outstanding as % of Commitment (Line 3 / Line 2)
20
21		RESERVE FUND REQUIREMENT as Draw Date
22		(If Line 16 = 100%, then Reserve Reqd = 100% of A-2 Commitment)

Annex A-1